TOUCHSTONE FUNDS GROUP TRUST
                       STATEMENT OF ADDITIONAL INFORMATION


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                                            CLASS A        CLASS C       CLASS Y      CLASS Z       INSTITUTIONAL
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Touchstone Healthcare and
Biotechnology Fund                           THBCX          THBFX
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Touchstone Mid Cap Fund                      TMAPX          TMCJX         TMCPX        TMCTX
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Touchstone Premium Yield
Equity Fund                                  TPYAX          TPYCX         TPYYX
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Touchstone Sands Capital Select
Growth Fund                                  TSNAX          TSNCX         CFSIX        PTSGX
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Touchstone Short Duration Fixed
Income Fund                                                               TSDYX        TSDGX
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Touchstone Intermediate Fixed
Income Fund                                                                                             TCFIX
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Touchstone Small Cap Value Fund              TVOAX          TVOCX         TVOYX        TSVOX            TVOIX
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Touchstone Ultra Short Duration
Fixed Income Fund                                                                      TSDOX
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Touchstone Capital Appreciation
Fund                                         TCFAX          TCACX         TCAYX                         TAFIX
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Touchstone Total Return
Bond Fund                                    TCPAX          TCPCX         TCPYX                         TCPNX
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Touchstone Emerging Markets
Equity Fund                                  TEMAX          TEFCX         TEMYX                         TMEIX
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Touchstone Global Equity Fund                TGEAX          TGECX         TGEYX                         TGFIX
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Touchstone Global Real Estate Fund           TGAAX          TGACX         TRFYX                         TRFIX
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Touchstone International Fixed
Income Fund                                  TIFAX          TIFCX         TIFYX                         TIFIX
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Touchstone Large Cap Relative
Value Fund                                   TRVAX          TRVCX         TRVYX                         TRVIX
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Touchstone Market Neutral
Equity Fund                                  TSEAX          TSECX         TSEYX
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Touchstone Mid Cap Value Fund                TCVAX          TMFCX         TCVYX                         TCVIX
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Touchstone Small Cap Core Fund               TSFAX          TSFCX         TSFYX                         TSFIX
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Touchstone Focused Equity Fund               TFEAX          TFECX         TFEYX                         TFEIX
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Touchstone Emerging Markets
Equity Fund II                               TFEMX          TFMCX         TFMYX                         TFMIX
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                                JANUARY 28, 2011
                             AMENDED APRIL 19, 2011

This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Touchstone(R) Funds Group Trust (the "Trust") and should be read in conjunction with the Touchstone Funds Group Trust Prospectuses dated January 28, 2011 and April 18, 2011, as amended from time to time. The Funds' audited financial statements are contained in the Trust's Annual Report, which is incorporated into and deemed to be part of this SAI. A copy of the Prospectuses, Annual Report and Semiannual Report may be obtained without charge by calling 1-800-543-0407, or by visiting our website at www.TouchstoneInvestments.com.

                                TABLE OF CONTENTS


THE TRUST...................................................................

PERMITTED INVESTMENTS AND RISK FACTORS......................................

INVESTMENT LIMITATIONS......................................................

THE ADVISOR.................................................................

THE ADMINISTRATOR...........................................................

DISTRIBUTION AND SHAREHOLDER SERVICES.......................................

TRUSTEES AND OFFICERS OF THE TRUST..........................................

PURCHASE AND REDEMPTION OF SHARES...........................................

DETERMINATION OF NET ASSET VALUE............................................

TAXES.......................................................................

PORTFOLIO TRANSACTIONS......................................................

DISCLOSURE OF PORTFOLIO HOLDINGS............................................

VOTING......................................................................

DESCRIPTION OF SHARES.......................................................

SHAREHOLDER LIABILITY.......................................................

LIMITATION OF TRUSTEES' LIABILITY...........................................

CODE OF ETHICS..............................................................

PROXY VOTING................................................................

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS..................................

CUSTODIAN...................................................................

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................

LEGAL COUNSEL...............................................................

FINANCIAL STATEMENTS........................................................

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS..........................

APPENDIX B - PROXY VOTING POLICIES..........................................

THE TRUST

This SAI relates only to the Touchstone Intermediate Fixed Income Fund ("Intermediate Fixed Income Fund") (formerly Touchstone Clover Core Fixed Income Fund and Constellation Clover Core Fixed Income Fund), Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fixed Income Fund") (formerly Constellation Chartwell Ultra Short Duration Fixed Income Fund), Touchstone Short Duration Fixed Income Fund ("Short Duration Fixed Income Fund") (formerly Constellation Chartwell Short Duration Fixed Income Fund), Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund") (formerly Constellation Sands Capital Select Growth Fund), Touchstone Mid Cap Fund ("Mid Cap Fund") (formerly Constellation TIP Mid Cap Fund), Touchstone Healthcare and Biotechnology Fund ("Healthcare and Biotechnology Fund") (formerly TIP Healthcare and Biotechnology Fund), Touchstone Small Cap Value Fund ("Small Cap Value Fund") (formerly Constellation TIP Small Cap Value Opportunities and Touchstone Small Cap Value Opportunities Fund), Touchstone Premium Yield Equity Fund ("Premium Yield Equity Fund"), Touchstone Capital Appreciation Fund ("Capital Appreciation Fund"), Touchstone Total Return Bond Fund ("Total Return Bond Fund") (formerly Touchstone Core Plus Fixed Income Fund), Touchstone Emerging Markets Equity Fund ("Emerging Markets Equity Fund"), Touchstone Global Equity Fund ("Global Equity Fund"), Touchstone Global Real Estate Fund ("Global Real Estate Fund"), Touchstone International Fixed Income Fund ("International Fixed Income Fund"), Touchstone Large Cap Relative Value Fund ("Large Cap Relative Value Fund"), Touchstone Market Neutral Equity Fund ("Market Neutral Equity Fund") (formerly Touchstone Long/Short Equity Fund), Touchstone Mid Cap Value Fund ("Mid Cap Value Fund"), Touchstone Small Cap Core Fund ("Small Cap Core Fund"), Touchstone Focused Equity Fund ("Focused Equity Fund") and Touchstone Emerging Markets Equity Fund II ("Emerging Markets Equity Fund II"). Each Fund is a separate series of the Touchstone Funds Group Trust (formerly, Constellation Funds, formerly Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware statutory trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended on March 24, 2004, and November 20, 2006 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. All Funds are diversified except for the Sands Capital Select Growth Fund, the Healthcare and Biotechnology Fund, the Global Real Estate Fund, the Small Cap Core Fund, the International Fixed Income Fund and the Focused Equity Fund. Prior to November 20, 2006, the name of the Trust was Constellation Funds. Effective November 20, 2006, the Trust's name changed to Touchstone Funds Group Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

The Trust offers five separate classes of shares: Class A, Class C, Class Z, Class Y and Institutional shares. The shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or
no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Trust's Funds and Classes thereof that are currently offered are listed below:


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                                                                                                    INSTITUTIONAL
FUNDS                                                    CLASS A   CLASS C    CLASS Y   CLASS Z         SHARES
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Healthcare and Biotechnology Fund                           x         x
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Small Cap Value Fund                                        x         x          x         x              x
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Intermediate Fixed Income Fund                                                                            x
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Ultra Short Duration Fixed Income Fund                                                     x
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Short Duration Fixed Income Fund                                                 x         x
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Mid Cap Fund                                                x         x          x         x
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Sands Capital Select Growth Fund                            x         x          x         x
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Premium Yield Equity Fund                                   x         x          x
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Capital Appreciation Fund                                   x         x          x                        x
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Total Return Bond Fund                                      x         x          x                        x
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Emerging Markets Equity Fund                                x         x          x                        x
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Emerging Markets Equity Fund II                             x         x          x                        x
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Global Equity Fund                                          x         x          x                        x
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Global Real Estate Fund                                     x         x          x                        x
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International Fixed Income Fund                             x         x          x                        x
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Large Cap Relative Value Fund                               x         x          x                        x
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Market Neutral Equity Fund                                  x         x          x
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Mid Cap Value Fund                                          x         x          x                        x
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Small Cap Core Fund                                         x         x          x                        x
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Focused Equity Fund                                         x         x          x                        x
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Effective as of the close of business on May 7, 2004, the Intermediate Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Fund and Healthcare and Biotechnology Fund acquired all of the assets and liabilities of the Turner Funds, which include Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner Small Cap Value Opportunities Fund and Turner Healthcare and Biotechnology Fund (each a "Constellation Turner Fund"), respectively. Performance information relating to an aforementioned Fund presented prior to May 7, 2004 refers to the Fund's performance as a predecessor Constellation Turner Fund.

Effective as of the close of business on July 30, 2004, the Sands Capital Select Growth Fund acquired all of the assets and liabilities of the Pitcairn Select Growth Fund. Performance information relating to an aforementioned Fund presented prior to July 30, 2004 refers to the Fund's performance as the Pitcairn Select Growth Fund.

Effective as of the close of business on April 14, 2005, the Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios' Midcap Core Portfolio (the "predecessor CIP Midcap Core Portfolio"). Performance information presented prior to April 15, 2005 refers to the Fund's performance as the predecessor CIP Midcap Core Portfolio.

From the Healthcare and Biotechnology Fund's inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Healthcare & Biotechnology Fund, a portfolio of the Turner Funds and was advised by TIP. On May 7, 2004, the Turner Healthcare & Biotechnology Fund was reorganized into the Constellation TIP Healthcare & Biotechnology Fund. On November 20, 2006 the Constellation TIP Healthcare & Biotechnology Fund was renamed the Touchstone Healthcare and Biotechnology Fund. Turner Investment Partners, Inc. remained the sub-advisor after this name change. At a meeting of the Board of Trustees of the Touchstone Healthcare & Biotechnology Fund held on November 18, 2010, the Trustees approved a proposal to reorganize the Fund into the Touchstone Large Cap Growth Fund, a series of Touchstone Strategic Trust. If shareholders of the Fund approve the reorganization proposal, the Fund will liquidate by transferring substantially all of its assets to the Touchstone Large Cap Growth Fund. The Class A and Class C shares of the Fund were closed to all new and subsequent investments effective as of the close of business on November 26, 2010, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.

From the Mid Cap Fund's inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of Constellation Institutional Portfolios. TIP served as the Midcap Core Portfolio's investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio's investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund. On November 20, 2006, the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund. TIP remained as the sub-advisor after these changes. On February 2, 2009, the Fund's Y Shares were renamed the Institutional shares. On January 28, 2010, the Institutional shares were renamed the Y shares.

From the Sands Capital Select Growth Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund. On November 20, 2006 the Constellation Sands Capital Select Growth Fund was renamed the Touchstone Sands Capital Select Growth Fund. Sands Capital remained as the sub-advisor after the change.

From the Short Duration Fixed Income Fund's inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - Three Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - Three Year Portfolio, and later the Turner Short Duration Fixed Income Fund. On May 7, 2004, the Turner Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Short Duration Fixed Income Fund was renamed the Touchstone Short Duration Fixed Income Fund. In February 2009 the Fund replaced its previous sub-advisor with Longfellow Investment Management Co.

From the Intermediate Fixed Income Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Fixed Income Fund and was advised by Clover Capital Management, Inc. On May 1, 2001, the shareholders of the Clover Fixed Income Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital Management, Inc. as the sub-advisor, and from that date until May 7, 2004, the Fund operated as the Turner Core Fixed Income Fund. On May 7, 2004, the Turner Core Fixed Income Fund was reorganized into the Constellation Clover Core Fixed Income Fund. On November 20, 2006 the Constellation Clover Core Fixed Income Fund was renamed the Touchstone Clover Core Fixed Income Fund. Clover Capital Management, Inc. remained as the sub-advisor after the change. On December 1, 2008, Federated Investors, Inc. acquired Clover Capital Management, Inc. On April 22, 2009, Milne LLC d/b/a JKMilne Asset Management became sub-advisor to the Fund and the Fund was renamed the Touchstone Intermediate Fixed Income Fund. Prior to April 22, 2009, the Fund's Institutional Shares were named "Class I Shares."

From the Small Cap Value Fund's inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund. Effective December 22, 2005, the Fund's name was changed to Constellation Small Cap Value Opportunities Fund. On November 20, 2006 the Constellation Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Opportunities Fund. Turner Investment Partners, Inc. and Diamond Hill Capital Management, Inc. remained as the sub-advisors to the Fund after the change. James Investment Research, Inc. became a Sub-Advisor to the Fund on June 20, 2007. Diamond Hill Capital Management, Inc. and James Investment Research, Inc. were removed as Sub-Advisors to the Fund on June 16, 2008. Turner Investment Partners, Inc. was replaced as Sub-Advisor to the Fund on December 6, 2010 by DePrince, Race and Zollo, Inc. On December 6, 2010 the Touchstone Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Fund.

From the Ultra Short Duration Fixed Income Fund's inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - One Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund. On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Ultra Short Duration Fixed Income Fund was renamed the Touchstone Ultra Short Duration Fixed Income Fund. In October 2008, the Fund replaced its previous sub-advisor with Fort Washington Investment Advisors, Inc. The performance shown prior to October 2008 represents the performance of the previous sub-advisor.

On April 19, 2011, the Touchstone Core Plus Fixed Income Fund replaced its sub-advisor, Bradford & Marzec LLC ("Bradford & Marzec"), with EARNEST Partners LLC and changed its name to the Touchstone Total Return Bond Fund.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectuses. The following supplements the information contained in the Prospectuses concerning each Fund's principal strategy and principal risks. In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the Prospectuses or in this SAI. Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund's investment objectives, policies and strategies. The investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Fund's Board of Trustees, unless designated as a "Fundamental" policy. In addition, any stated percentage limitations are measured at the time of the purchase of a security.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs as well as other "hybrid" forms of ADRs, including GDRs, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Intermediate Fixed Income Fund, Ultra Short Duration Fixed Income Fund and Short Duration Fixed Income Fund do not invest in ADRs. The Capital Appreciation Fund, Large Cap Relative Value Fund and Mid Cap Value Fund may invest up to 10% of their net assets in ADRs. The Focused Equity Fund may invest up to 35% of its net assets in ADRs.

BORROWING

Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Funds have adopted fundamental limitations and certain of the Funds have also adopted non-fundamental limitations which restrict circumstances in which and degree to which the Funds can engage in borrowing. See the section entitled "Investment Limitations," below.

BUSINESS DEVELOPMENT COMPANIES

Business development companies ("BDCs") are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. The Premium Yield Equity Fund and Focused Equity Fund may invest up to 10% of their net assets in BDCs.

CANADIAN INCOME TRUSTS

Canadian Income Trusts are a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation. This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange. Canadian income trusts enjoy special corporate tax privileges. The Premium Yield Equity Fund may invest up to 10% of its net assets in Canadian Income Trusts.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and Intermediate Fixed Income Fund do not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs")), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs")), privately issued stripped securities (e.g., TGRs, TRs, and CATs). These various instruments are discussed later in this section.

The Intermediate Fixed Income Fund may invest in mortgage-backed securities, variable and floating rate securities, REMICs, when issued securities and forward commitments, stripped U.S. Treasury securities and privately issued stripped securities, but not in other derivatives discussed above.

EQUITY-LINKED WARRANTS

Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees and other fees and expenses that are incurred directly by the Fund that increase their costs versus the costs of owning the underlying securities directly. Also, although ETFs often seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

ETFs are considered investment companies under the 1940 Act. Ordinarily, investments in ETFs are subject to the limitations on investments in other investment companies, as described in the section entitled "Investment Company Shares". However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board of Trustees, each Fund, except the predecessor Constellation Turner Funds and Mid Cap Fund, may invest in iShares ETFs in excess of the limits presented by the 1940 Act, provided that the Fund invests in ETFs and other short-term investments pursuant to the policies and procedures adopted by the Board of Trustees and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations. See also "Investment Company Shares."

FOREIGN CURRENCY RISK

While the Fund's net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) It may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
(4) There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund's portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise earmark assets as cover. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

The Intermediate Fixed Income Fund and the Total Return Bond Fund will not invest in futures contracts and options on futures contracts.

ILLIQUID SECURITIES

Subject to the limitations in the 1940 Act, the Funds may invest in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board of Trustees. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' Advisor and/or Sub-Advisors based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund's Advisor and/or Sub-Advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done on a non-discriminatory basis. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.


Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The Advisor has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

See also "Investment Limitations" and "Exchange Traded Funds."

LEVERAGING

Leveraging a Fund through borrowing or other means creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal amount of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Because the SEC staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by the Funds' custodian or otherwise subject to "covering" techniques imposes a practical limit on the leverage these transactions create. The Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be between one and three years.

LOWER-RATED SECURITIES

The Funds, except for the Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and Intermediate Fixed Income Fund, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO). Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by a Fund in a taxable year is not represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications. See "Taxation of the Funds".

The Total Return Bond Fund and International Fixed Income Fund may invest up to 20% of their net assets in lower-rated securities.

MASTER LIMITED PARTNERSHIPS

Master limited partnerships ("MLPs") are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of "floating" rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. An MLP may be taxed as a corporation, contrary to its intention to be taxed as a partnership, resulting in decreased returns to the Fund invested in the MLP. A Fund's investment in an MLP may generate unrelated business taxable income ("UBTI") to tax-exempt shareholders of the Fund. Tax-exempt shareholders are urged and advise to consult their own tax advisors to determine the impact on them of a Fund's investment in an MLP.

MICRO CAP SECURITIES. The Funds may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

The Focused Equity Fund may invest up to 20% of its net assets in micro cap securities.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Asset-Backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a 2 to10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond. The International Fixed Income Fund may invest up to 10% of its net assets in foreign covered bonds.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (GNMA)) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund's mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Government Pass-Through Securities

Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and Freddie Mac. GNMA, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "GNMAs") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Since September 6, 2008, Fannie Mae and Freddie Mac have been under conservatorship, with the Federal Housing Finance Agency (FHFA) acting as conservator. It is not known when or how the conservatorships will be terminated or what changes to Fannie Mae's and Freddie Mac's business structures will be made during or following the termination of the conservatorships. However, the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act requires the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of Fannie Mae and Freddie Mac or the privatization of such entities. The Secretary's report and recommendations are required to be submitted to Congress no later than January 31, 2011. Fannie Mae and Freddie Mac are each subject to investigations by the Department of Justice and SEC, and each is a party to a number of lawsuits. Each of Fannie Mae and Freddie Mac may be required to pay substantial judgments, settlements or penalties and incur significant expenses in connection with these investigations and lawsuits, which could have a material adverse effect on each of their businesses, results of operations, financial condition, liquidity and net worth.

REMICS

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. The Total Return Bond Fund may invest up to 25% of its net assets in REMICs.

CMOs

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. The Total Return Bond Fund may invest up to 25% of its net assets in CMOs.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. The Total Return Bond Fund may invest up to 15% of its net assets in Commercial Mortgage-Backed Securities.

Mortgage Dollar Rolls

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account or otherwise earmark assets as cover in an amount sufficient to cover its repurchase obligation. The Total Return Bond Fund may invest up to 45% of its net assets in mortgage dollar rolls.

Stripped Mortgage-Backed Securities ("SMBS")

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell these securities at any particular time. The Total Return Bond Fund may invest up to 5% of its net assets in interest-only SMBS' and up to 5% of its net assets in principal-only SMBS'.

MUNICIPAL SECURITIES

Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Total Return Bond Fund may invest up to 10% of its net assets in municipal securities.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currencies written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put or otherwise earmark assets as cover.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Intermediate Fixed Income Fund and Total Return Bond Fund will not invest in options. The Emerging Markets Equity Fund, Emerging Markets Equity Fund II and Mid Cap Value Fund may invest in options for hedging purposes only. The International Fixed Income Fund may not write options.

ORDINARY SHARES

Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. Ordinary shares may be purchased with and sold for U.S. Dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. See "Securities of Foreign Issuers."

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

The Total Return Bond Fund may invest up to 5% of its net assets in pay-in-kind bonds.

PREFERRED STOCK

Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

The Total Return Bond Fund and Mid Cap Value Fund may invest up to 10% of their net assets in preferred stock.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

The Capital Appreciation Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund and Mid Cap Value Fund may invest up to 10% of their net assets in REITs. The Global Equity Fund may invest up to 20% of its net assets in REITs. The Emerging Markets Equity Fund, Emerging Markets Equity Fund II and Focused Equity Fund may invest up to 25% of their net assets in REITs.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Touchstone Advisors monitors compliance with this requirement). In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

The Ultra Short Duration Fixed Income Fund and Short Duration Fund may invest in repurchase agreements as part of its principal investment strategy as more fully described in the Prospectus.

REVERSE REPURCHASE AGREEMENT, DOLLAR ROLL AND REVERSE DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by a Fund and are subject to a Fund's limitations on borrowing. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating or otherwise earmarking cash or other liquid securities.

The Total Return Bond Fund may invest up to 5% of its net assets in reverse repurchase agreements.

ROYALTY TRUSTS

Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Premium Yield Equity Fund may invest up to 10% of its net assets in royalty trusts.

The Large Cap Relative Value Fund may invest up to 10% of its net assets in royalty trusts.

RULE 144A SECURITIES


Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees. The Mid Cap Fund may not purchase Rule 144A securities. The Total Return Bond Fund may invest up to 25% of its net assets in Rule 144A securities. The Emerging Markets Equity Fund, Emerging Markets Equity Fund II, International Fixed Income Fund and Focused Equity Fund may invest up to 10% of their net assets in Rule 144A securities.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund. All collateral must equal at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

The Intermediate Fixed Income Fund will not lend its securities.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies.

The Emerging Markets Equity Fund, Emerging Markets Equity Fund II, Global Equity Fund, Global Real Estate Fund and International Fixed Income Fund invest in securities of foreign issuers as part of their principal investment strategy as more fully described in the Prospectus. The Capital Appreciation Fund, Large Cap Relative Value Fund and Mid Cap Value Fund may invest up to 10% of their net assets in foreign securities. The Focused Equity Fund may invest up to 35% of its net assets in foreign securities. The Total Return Bond Fund may invest up to 50% of its net assets in securities of foreign issuers of which up to 20% may be denominated in a foreign currency.

Emerging Market Securities

Emerging market countries are generally countries that are included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of September 30, 2010, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time. In addition, emerging market countries include those that are considered by the Advisor or Sub-Advisor to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index; or whose economic activity and capital markets are dependent on emerging market countries. Examples include Hong Kong and Singapore. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, or (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as
(i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

The Premium Yield Equity Fund may invest up to 40% of its total assets in emerging market securities. The Global Equity Fund may invest up to 30% of its net assets in emerging market securities. The Focused Equity Fund may invest up to 20% of its net assets in emerging market securities. The Capital Appreciation Fund and Mid Cap Value Fund may invest up to 10% of their net assets in ADRs of emerging market issuers. The Total Return Bond Fund may invest up to 10% of its net assets in investment grade emerging market debt securities and up to 10% of its net assets in non-investment grade emerging market debt securities. The International Fixed Income Fund may invest up to 10% of its net assets in emerging market debt securities.


The Emerging Markets Equity Fund and Emerging Markets Equity Fund II may also invest up to 20% of their net assets in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed above with respect to securities of foreign issuers in general.

SHORT SALES

In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan.

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is otherwise "covered," whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. Any Fund that engages in short sales will comply with these requirements.

The Market Neutral Equity Fund may maintain open short equity positions in an amount equal to 100% of the market value of its long equity portfolio.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of Fannie Mae; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Government securities also include securities guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the United States, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS AND RIGHTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants' and rights' expiration. Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

The Focused Equity Fund may invest 5% of its net assets in warrants and rights.


WHEN-ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENT TRANSACTIONS


To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS

Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in "Foreign Securities".

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES


The Funds may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause the Fund to liquidate investments in order to make the required distributions. The IRC requires that the Fund accrue interest income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its status as a RIC under the IRC. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to the Fund under the IRC. See "Taxation of the Fund."


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

The Intermediate Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Fund, and Healthcare and Biotechnology Fund may not, except as otherwise provided below:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
      (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Healthcare and Biotechnology Fund.

2. Invest more than 25% of the Fund's assets in securities issued by companies in a single industry or related group of industries. This limitation does not apply to the Healthcare and Biotechnology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, the Healthcare and Biotechnology Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Sands Capital Select Growth Fund and Premium Yield Equity Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8. The Premium Yield Equity Fund may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Mid Cap Fund may not:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2. Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption there from, as such statute, rules or regulations may be interpreted from time to time.

8. Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

The Capital Appreciation Fund, Total Return Bond Fund, Emerging Markets Equity Fund, Emerging Markets Equity Fund II, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund may not:


1. DIVERSIFICATION. For each diversified fund only, the Funds may not purchase securities of an issuer that would cause the Funds to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. BORROWING MONEY. The Funds may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

3. UNDERWRITING. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4. LOANS. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities,
      (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

5. REAL ESTATE. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6. COMMODITIES. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

7. CONCENTRATION OF INVESTMENTS. The Funds, except the Global Real Estate Fund, may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies in the same industry or group of industries. The Global Real Estate Fund will invest more than 25% of its total assets the real estate industry.

8. SENIOR SECURITIES. The Funds may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

      1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

      2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

      3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

      4. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its Statement of Additional Information.

      5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Intermediate Fixed Income Fund, the Ultra Short Duration Fixed Income Fund, the Short Duration Fixed Income Fund, the Sands Capital Select Growth Fund, the Mid Cap Fund, the Healthcare and Biotechnology Fund, the Small Cap Value Fund and the Premium Yield Equity Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Short Duration Fixed Income Fund and Ultra Short Duration Fixed Income Fund) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 ("the 1933 Act") and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

4. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest in companies for the purpose of exercising control.

5. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. The predecessor Constellation Turner Funds may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

7. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.

The following investment policies are non-fundamental policies of the Intermediate Fixed Income Fund, the Ultra Short Duration Fixed Income Fund, the Short Duration Fixed Income Fund, the Sands Capital Select Growth Fund, the Mid Cap Fund, the Healthcare and Biotechnology Fund, the Small Cap Value Fund and the Premium Yield Equity Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

1. Each Fund may purchase securities on a when-issued basis and borrow money (borrowing money is permitted by the Funds' fundamental limitation on borrowing). The Intermediate Income Fund will not invest in when-issued securities.

2. Each Fund, except the Intermediate Fixed Income Fund, may enter into futures and options transactions.

3. Each Fund may hold up to 15% (10% for the Short Duration Fixed Income Fund and Ultra Short Duration Fixed Income Fund) of its net assets in illiquid securities.

4. Each Fund, except the Short Duration Fixed Income Fund, Ultra Short Duration Fixed Income Fund and Intermediate Fixed Income Fund, may purchase convertible securities.

5. Each Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund's assets.

6. Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

7. Each Fund, except for the Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

8. Each Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund's total assets.

9. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

THE ADVISOR

Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment advisor under the terms of an advisory agreement (the "Advisory Agreement") dated March 1, 2006. Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Advisor determines the appropriate allocation of assets to each Fund's sub-advisor(s) (the "Sub-Advisors").

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Prior to March 1, 2006, the Trust's advisor was Constellation Investment Management Company, LP ("CIMCO").

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

MANAGER OF MANAGER'S STRUCTURE

The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a "manager of managers" structure. Under a manager of managers structure, the Advisor acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among Sub-Advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated Sub-Advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen. Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

For the fiscal years ended September 30, 2008, 2009 and 2010, the Trust paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID                               FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2008            2009            2010           2008          2009          2010
---------------------------------------------------------------------------------------------------------------------
Intermediate Fixed
Income Fund                   $83,811         $111,119        $436,209       $55,243       $82,907       $312,536
---------------------------------------------------------------------------------------------------------------------
Ultra Short Duration
Fixed Income Fund             $404,936        $295,784        $378,564       $205,930      $190,717      $176,133
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID                               FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2008            2009            2010           2008          2009          2010
---------------------------------------------------------------------------------------------------------------------
Short Duration Fixed
Income Fund                   $132,307        $111,671        $106,911       $104,399      $97,457       $146,241
---------------------------------------------------------------------------------------------------------------------
Healthcare and
Biotechnology Fund            $676,816        $456,120        $302,973       $127,367      $176,291      $185,672
---------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund         $1,525,525       $791,470        $692,183       $382,767      $186,348      $164,658
---------------------------------------------------------------------------------------------------------------------
Sands Capital Select
Growth Fund                  $5,322,750      $2,490,441      $4,993,088      $153,618      $298,538      $319,792
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                 $3,785,848      $1,558,659      $1,139,745      $661,074      $324,722      $221,033
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund        --              --            $37,722          --            --          $58,603
---------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund           --              --            $58,358          --            --          $92,041
---------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity
Fund                             --              --           $458,487          --            --         $175,119
---------------------------------------------------------------------------------------------------------------------
Global Equity Fund               --              --            $29,296          --            --          $76,040
---------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund          --              --            $28,076          --            --          $85,003
---------------------------------------------------------------------------------------------------------------------
International Fixed
Income Fund                      --              --            $41,327          --            --          $74,477
---------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value
Fund                             --              --            $24,994          --            --          $61,973
---------------------------------------------------------------------------------------------------------------------
Market Neutral Equity
Fund                             --              --           $146,895          --            --         $104,373
---------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund               --              --            $54,717          --            --          $73,256
---------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund              --              --           $418,333          --            --         $124,025
---------------------------------------------------------------------------------------------------------------------
Focused Equity Fund              --              --            $12,325          --            --          $54,098
---------------------------------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the Premium Yield Equity Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
FUND                                     ADVISORY FEES PAID                               FEES WAIVED
                           ------------------------------------------------------------------------------------------
                                2008            2009            2010           2008          2009          2010
---------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund     $126,397        $119,246        $223,207       $72,299       $84,051        $89,195
---------------------------------------------------------------------------------------------------------------------


The advisory fees for the Emerging Markets Equity Fund II are not included because the Fund had not commenced operations prior to September 30, 2010.

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.


----------------------------------------------------------------------------------------------------------------
                      NAME OF FUND                                           ANNUAL FEE RATE
----------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                                                      0.80%
----------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                                                 1.00%
----------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                                                    0.40%
----------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                                            0.25%
----------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                                                  0.25%
----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                       0.95% on the first $100 million of assets; 0.90% on
                                                                  the value of assets above that amount
----------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                                  0.70% on the first $100 million of assets; 0.65% on
                                                                  the value of assets above that amount
----------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                   0.75% on first $25 million of assets; 0.70% next
                                                            $225 million of assets; 0.65% on assets over $250
                                                                                 million
----------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                                                            0.35%
----------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                              1.10% on first $200 million of assets; 1.05% on next
                                                            $200 million of assets; 0.95% on assts over $400
                                                                                 million
----------------------------------------------------------------------------------------------------------------
Global Equity Fund                                         0.85% on first $50 million of assets; 0.80% on next
                                                            $450 million of assets; 0.75% on assets over $500
                                                                                 million
----------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                                                           0.80%
----------------------------------------------------------------------------------------------------------------
International Fixed Income Fund                           0.55% on first $100 million of assets; 0.50% on next
                                                            $150 million of assets; 0.45% on assets over $250
                                                                                 million
----------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                                0.70% on first $100 million of assets; 0.65% on
                                                                        assets over $100 million
----------------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund                                                        1.30%
----------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                                        0.85% on first $100 million of assets; 0.80% on next
                                                            $300 million of assets; 0.75% on assets over $400
                                                                                 million
----------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                                                               0.85%
----------------------------------------------------------------------------------------------------------------
Focused Equity Fund                                       0.70% on first $100 million of assets; 0.65% on next
                                                            $400 million of assets; 0.60% on assets over $500
                                                                                 million
----------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund II                           1.10% on first $200 million of assets; 1.05% on next
                                                            $200 million of assets; 0.95% on assets over $400
                                                                                 million
----------------------------------------------------------------------------------------------------------------


As described in the Prospectus, the Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark. The "Highest/Lowest Possible Advisory Fee" column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement. Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              HIGHEST /
                                                                                                               LOWEST
                                                                                                 ANNUAL       POSSIBLE
                                          REQUIRED EXCESS                                      ADJUSTMENT     ADVISORY
        FUND              BENCHMARK         PERFORMANCE            BASE ADVISORY FEE              RATE           FEE
-------------------------------------------------------------------------------------------------------------------------
                                                             0.85% on the first $1 billion
                                                              of assets; 0.80% on the next
                                                             $500 million of assets; 0.75%
                                                              on the next $500 million of
Sands Capital Select    Russell 1000                            assets; 0.70% on assets                         1.00% /
Growth Fund             Growth Index         +/- 2.50%              above $2 billion           +/- 0.15%        0.55%
-------------------------------------------------------------------------------------------------------------------------

Each Fund's advisory fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. The Sands Capital Select Growth Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Sands Capital Select Growth Fund's average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The Fund's base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).
If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund's base fee. If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor's advisory fee would increase (or decrease) by a maximum of $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to the Sands Capital Select Growth Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its stated benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds net operating expenses ("Net Expenses") to the following levels. These expense limitations will remain in effect until at least January 27, 2012 except for the Emerging Markets Equity Fund II, Small Cap Value Fund and Total Return Bond Fund which will remain in effect until April 30, 2012, January 27, 2013 and January 27, 2013, respectively.

                                                            CONTRACTUAL LIMIT
FUND                                                        ON "NET EXPENSES"
--------------------------------------------------------------------------------
Mid Cap Fund Class A                                              1.21%
--------------------------------------------------------------------------------
Mid Cap Fund Class C                                              1.96%
--------------------------------------------------------------------------------
Mid Cap Fund Class Y                                              0.96%
--------------------------------------------------------------------------------
Mid Cap Fund Class Z                                              1.21%
--------------------------------------------------------------------------------
Small Cap Value Fund Class A                                      1.43%
--------------------------------------------------------------------------------
Small Cap Value Fund Class C                                      2.18%
--------------------------------------------------------------------------------
Small Cap Value Fund Class Y                                      1.18%
--------------------------------------------------------------------------------
Small Cap Value Fund Institutional Shares                         1.03%
--------------------------------------------------------------------------------
Small Cap Value Fund Class Z                                      1.50%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A                         1.55%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C                         2.30%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Z                          0.74%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Y                          0.49%
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund Class Z                    0.69%
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund Institutional Shares               0.40%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class A                                 1.20%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class C                                 1.95%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class Y                                 0.95%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Class A                              1.74%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Class C                              2.49%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Class Y                              1.49%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Institutional Shares                 1.34%
--------------------------------------------------------------------------------
Capital Appreciation Fund Class A                                 1.19%
--------------------------------------------------------------------------------
Capital Appreciation Fund Class C                                 1.94%
--------------------------------------------------------------------------------
Capital Appreciation Fund Class Y                                 0.94%
--------------------------------------------------------------------------------
Capital Appreciation Fund Institutional Shares                    0.79%
--------------------------------------------------------------------------------
Mid Cap Value Fund Class A                                        1.29%
--------------------------------------------------------------------------------
Mid Cap Value Fund Class C                                        2.04%
--------------------------------------------------------------------------------
Mid Cap Value Fund Class Y                                        1.04%
--------------------------------------------------------------------------------
Mid Cap Value Fund Institutional Shares                           0.89%
--------------------------------------------------------------------------------
Global Real Estate Fund Class A                                   1.39%
--------------------------------------------------------------------------------
Global Real Estate Fund Class C                                   2.14%
--------------------------------------------------------------------------------
Global Real Estate Fund Class Y                                   1.14%
--------------------------------------------------------------------------------
Global Real Estate Fund Institutional Shares                      0.99%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class A                             1.19%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class C                             1.94%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class Y                             0.94%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Institutional Shares                0.79%
--------------------------------------------------------------------------------
Small Cap Core Fund Class A                                       1.34%
--------------------------------------------------------------------------------
Small Cap Core Fund Class C                                       2.09%
--------------------------------------------------------------------------------
Small Cap Core Fund Class Y                                       1.09%
--------------------------------------------------------------------------------
Small Cap Core Fund Institutional Shares                          0.94%
--------------------------------------------------------------------------------
Global Equity Fund Class A                                        1.34%
--------------------------------------------------------------------------------
Global Equity Fund Class C                                        2.09%
--------------------------------------------------------------------------------
Global Equity Fund Class Y                                        1.09%
--------------------------------------------------------------------------------
Global Equity Fund Institutional Shares                           0.94%
--------------------------------------------------------------------------------
Market Neutral Equity Fund Class A                                1.50%
--------------------------------------------------------------------------------
Market Neutral Equity Fund Class C                                2.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Market Neutral Equity Fund Class Y                                1.25%
--------------------------------------------------------------------------------
Total Return Bond Fund Class A                                    0.90%
--------------------------------------------------------------------------------
Total Return Bond Fund Class C                                    1.65%
--------------------------------------------------------------------------------
Total Return Bond Fund Class Y                                    0.65%
--------------------------------------------------------------------------------
Total Return Bond Fund Institutional Shares                       0.50%
--------------------------------------------------------------------------------
International Fixed Income Fund Class A                           1.09%
--------------------------------------------------------------------------------
International Fixed Income Fund Class C                           1.84%
--------------------------------------------------------------------------------
International Fixed Income Fund Class Y                           0.84%
--------------------------------------------------------------------------------
International Fixed Income Fund Institutional Shares              0.69%
--------------------------------------------------------------------------------
Focused Equity Fund Class A                                       1.20%
--------------------------------------------------------------------------------
Focused Equity Fund Class C                                       1.95%
--------------------------------------------------------------------------------
Focused Equity Fund Class Y                                       0.95%
--------------------------------------------------------------------------------
Focused Equity Fund Institutional Shares                          0.80%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund II Class A                           1.74%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund II Class C                           2.49%
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Emerging Markets Equity Fund II Class Y                           1.49%
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Emerging Markets Equity Fund II Institutional Shares              1.34%
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Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit the Sands Capital Select Growth Fund's other operating expenses ("Other Expenses") to the following levels. These expense limitations will remain in effect until at least January 27, 2012.

                                                             CONTRACTUAL LIMIT
FUND                                                        ON "OTHER EXPENSES"
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Sands Capital Select Growth Fund Class A                          0.25%
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Sands Capital Select Growth Fund Class C                          0.25%
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Sands Capital Select Growth Fund Class Y                          0.25%
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Sands Capital Select Growth Fund  Class Z                         0.25%
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THE SUB-ADVISORS

The Advisor has selected Sub-Advisors to manage all or a portion of a Fund's assets, which allocation is determined by the Advisor. The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor. As described in the Prospectus, each Sub-Advisor receives sub-advisory fees with respect to each Fund that it sub-advises, except Sands Capital Management, LLC receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under performs its stated benchmark. Each Sub-Advisor's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.

MILNE LLC D/B/A JKMILNE ASSET MANAGEMENT
Milne LLC d/b/a JKMilne Asset Management ("JKMilne"), 1520 Royal Palm Square Blvd, Suite 210, Fort Myers, FL 33919, serves as investment sub-advisor to the Touchstone Intermediate Fixed Income Fund. JKMilne is independently owned. JKMilne is controlled by John K. Milne.

A portfolio management team consisting of John K. Milne, Deborah S. Wingerson and Brian D. Borneman manages the Intermediate Fixed Income Fund.

Other Accounts. As of September 30, 2010 Mr. Milne managed 0 registered investment companies, 0 other pooled investment vehicles, and 23 other accounts with total assets of approximately $1.8 billion. With respect to such accounts, none of the accounts pay JKMilne a fee based upon the performance of the account.

As of September 30, 2010 Ms. Wingerson managed 0 registered investment companies, 0 other pooled investment vehicles, and 23 other accounts with total assets of approximately $1.8 billion. With respect to such accounts, none of the accounts pay JKMilne a fee based upon the performance of the account.

As of September 30, 2010 Mr. Borneman managed 0 registered investment companies, 0 other pooled investment vehicles, and 23 other accounts with total assets of approximately $1.8 billion. With respect to such accounts, none of the accounts pay JKMilne a fee based upon the performance of the account.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). This would include the execution and allocation of investment opportunities. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, personal securities trading, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). JKMilne has adopted policies and procedures designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. JKMilne policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, JKMilne maintains a code of ethics that addresses rules on personal trading and insider information.

Compensation. Each portfolio manager is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is discretionary and based primarily on a portfolio manager's contribution to the client and firm goals.

Fund Ownership. As of September 30, 2010 Mr. Milne, Ms. Wingerson and Mr. Borneman did not own any shares of the Intermediate Fixed Income Fund.

FORT WASHINGTON INVESTMENT ADVISORS, INC.
Fort Washington Investment Advisors, Inc. ("Fort Washington"), 303 Broadway, Suite 1200, Cincinnati, Ohio, 45202, serves as investment sub-advisor to the Ultra Short Duration Fixed Income Fund and Focused Equity Fund. Fort Washington is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of Fort Washington.

A core portfolio management team consisting of Scott D. Weston and Brent A. Miller, CFA, manages the Ultra Short Duration Fixed Income Fund. Even though each person has separate sector responsibilities, the team shares equally in the decision making and structuring process of the Funds.

James Wilhelm manages the Focused Equity Fund.

Other Accounts. As of September 30, 2010, Mr. Weston managed one registered investment company with approximately $237 million in total assets, one other pooled investment vehicle with total assets of approximately $55 million, and 34 other accounts with total assets of approximately $4.5 billion. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.

As of September 30, 2010, Mr. Miller managed one registered investment company with approximately $237 million in total assets, one other pooled investment vehicle with total assets of approximately $55 million, and 34 other accounts with total assets of approximately $4.5 billion. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.

As of September 30, 2010, Mr. Wilhelm managed zero registered investment companies, zero other pooled investment vehicles, and 11 other accounts with total assets of approximately $656.4 million. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.

Compensation. All of Fort Washington's portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm's President and approved by the Board of Directors.

Fund Ownership. The following table indicates for the Ultra Short Duration Fixed Income Fund and Focused Equity Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2010:

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PORTFOLIO MANAGER         FUND                                       DOLLAR RANGE OF FUND SHARES OWNED
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Scott D. Weston           Ultra Short Duration Fixed Income Fund     None
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Brent A. Miller           Ultra Short Duration Fixed Income Fund     None
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James Wilhelm             Focused Equity Fund                        $10,001 - $50,000
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TURNER INVESTMENT PARTNERS
Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as sub-advisor for the Mid Cap and Healthcare and Biotechnology Funds. Turner is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

Other Accounts. Frank Sustersic, CFA, is the lead manager on the Healthcare and Biotechnology Fund and has primary responsibility for the management of the Fund. Heather McMeekin and Vijay Shankaran are co-managers on the Healthcare and Biotechnology Fund.

As of September 30, 2010, Mr. Sustersic managed 5 other registered investment companies with approximately $777 million in total assets, 4 other pooled investment vehicles with total assets of approximately $22 million and 4 other accounts with approximately $116 million in total assets. With respect to other pooled investment vehicles, 3 accounts with assets of approximately $22 million pays Turner a fee based upon the performance of the account. With respect to other accounts, 1 account with assets of approximately $7 million pays Turner a fee based upon the performance of the account.

As of September 30, 2010, Ms. McMeekin co-managed 6 other registered investment company accounts with approximately $870 million in total assets, 23 other pooled investment vehicles with total assets of approximately $118 million and 19 other accounts with approximately $603 million in total assets. With respect to other pooled investment vehicles, 4 accounts with assets of approximately $28 million pays Turner a fee based upon the performance of the account. With respect to other accounts, 1 account with assets of approximately $7 million pays Turner a fee based upon the performance of the account.

As of September 30, 2010, Mr. Shankaran co-managed 1 other registered investment company account with approximately $237 million in total assets, 6 other pooled investment vehicles with total assets of approximately $74 million and 3 other accounts with approximately $80 million in total assets. With respect to other pooled investment vehicles, 4 accounts with assets of approximately $65 million pays Turner a fee based upon the performance of the account. With respect to other accounts, 3 accounts with assets of approximately $80 million pays Turner a fee based upon the performance of the account.

Thomas DiBella, CFA, Steven Gold, CFA, and Joseph Krocheski are responsible for the management of the Mid Cap Fund with Mr. DiBella acting as lead manager.

As of September 30, 2010, Mr. DiBella co-managed 1 other registered investment companies with approximately $7 million in total assets, 16 other pooled investment vehicles with total assets of approximately $135 million and 12 other accounts with approximately $509 million in total assets, none of which pay Turner a fee based upon the performance of the account.

As of September 30, 2010, Mr. Gold co-managed 1 registered investment companies with approximately $7 million in total assets, 16 other pooled investment vehicles with total assets of approximately $135 million and 12 other account with approximately $509 million in total assets, none of which pay Turner a fee based upon the performance of the account.

As of September 30, 2010, Mr. Kroscheski co-managed 8 other pooled investment vehicles with total assets of approximately $95 million and 4 other accounts with approximately $277 million in total assets, none of which pay Turner a fee based upon the performance of the account.

Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; Turner's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner CFA, is responsible for setting base salaries, bonus targets and making all subjective judgments related to an investment professional's compensation.

Fund Ownership. The following table indicates for the Healthcare and Biotechnology and Mid Cap Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2010.

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PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
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Thomas DiBella            Mid Cap Fund                             $100,001-$500,000
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Steven Gold               Mid Cap Fund                             None
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Frank Sustersic           Healthcare and Biotechnology Fund        $100,001-$500,000
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Heather McMeekin          Healthcare and Biotechnology Fund        $50,001-$100,000
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Vijay Shankaran           Healthcare and Biotechnology Fund        None
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Joseph Krocheski          Mid Cap Fund                             None
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DEPRINCE, RACE & ZOLLO, INC.
DePrince, Race & Zollo, Inc. ("DRZ"), 250 Park Avenue South, Suite 250, Winter Park, FL, 32789, serves as sub-advisor to the Touchstone Small Cap Value Fund. DRZ is an independently-owned investment advisor founded in 1995 by Gregory M. DePrince, John D. Race and Victor A. Zollo.

A team led by Gregory T. Ramsby is responsible for the daily management of the Small Cap Value Fund.

Other Accounts. As of September 30, 2010, Mr. Ramsby managed 8 accounts for 1 registered investment company with total assets of approximately $505,000,000, 0 other pooled investment vehicles and 32 other accounts with total assets of approximately $928,000,000. With respect to such underlying accounts, 1 account, with assets of approximately $130,000,000, pays DRZ a fee based upon the performance of the account in addition to a base fee.

Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to DRZ's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; DRZ's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, DRZ believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation. DRZ's investment professionals receive a base salary commensurate with their level of experience. DRZ's goal is to maintain competitive base salaries through review of industry standards and market conditions. Bonus compensation is based on the performance of portfolio assignments relative to appropriate market benchmarks and the product's percentile ranking, which measures how well that particular product performed relative to its peers. In addition, DRZ has awarded certain employees equity for their contribution to the firm's performance and the accomplishment of strategic objectives. DRZ believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for the majority of the bonus calculation. The balance of the bonus award is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, client relations, presentation skills and professional development. Portfolio managers/analysts are reviewed on an annual basis. DRZ's board of directors, in conjunction with the management committee, is responsible for setting base salaries, salary changes and bonus awards as well as making all subjective judgments related to an investment professional's compensation.

Fund Ownership. The following table indicates for the Small Cap Value Fund, the dollar range of shares beneficially owned by the Fund's portfolio manager as of September 30, 2010.

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PORTFOLIO MANAGER         FUND                                 DOLLAR RANGE OF FUND SHARES OWNED
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Gregory T. Ramsby         Small Cap Value Fund                 None
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SANDS CAPITAL MANAGEMENT
Sands Capital Management, LLC ("Sands Capital Management"), located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as investment sub-advisor to the Sands Capital Select Growth Fund. Sands Capital Management is controlled by Frank M. Sands, Sr., Frank M. Sands, Jr., Marjorie R. Sands and Jessica Sands. As a sub-advisor, Sands Capital Management makes investment decisions for the Fund.

Other Accounts. Sands Capital Management employs a growth strategy for all investors called the Sands Capital Large Cap Growth Equity strategy ("Select Growth") which is their primary strategy. As of September 30, 2010 the Select Growth's assets under management totaled $12.3 billion of the firm's $13.9 billion assets under management.

The Sands Capital Select Growth Fund is managed by a team led by Frank M. Sands, Jr., CFA.

As of September 30, 20010 Mr. Sands, Jr. and the investment team sub-advised 8 registered investment companies with approximately $2.3 billion in total assets and 619 other accounts totaling $11.6 billion in assets. This other account number counts each separately managed account program (or "wrap" program) as one account.

As of September 30, 2010, Sands Capital participated in 2 separately managed account programs in which there were approximately 1116 underlying accounts. The investment team also managed 9 other pooled investment vehicles with total assets of approximately $1.7 billion. With respect to such underlying accounts, 9 accounts, with assets of approximately $1.7 billion, pays Sands Capital Management a fee based upon the performance of the account in addition to a base fee.

Conflicts. As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in its business. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commission to obtain research, and personal trading by firm employees. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital's policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation. Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees' overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3 and 5 year periods, weighted towards the 3 and 5 year results.

Fund Ownership. As of September 30, 2010, Frank Sands, Jr. did not own any shares of the Sands Capital Select Growth Fund.

Sands Capital's performance adjustment with respect to the Sands Capital Select Growth Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark, the Russell 1000 Growth Index, over a "performance period." The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Sands Capital's base fee, provided such overperformance or underperformance exceeds a designated "hurdle rate."

MILLER/HOWARD INVESTMENTS
Miller/Howard Investments Inc. ("Miller/Howard"), an SEC-registered investment adviser located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. Miller/Howard was founded in 1984 and is owned by Lowell G. Miller, Helen Hamada, John E. Leslie III, Lee S. Chun and Bryan J. Spratt.

Lowell G. Miller, Bryan J. Spratt, John E. Leslie III and Roger G. Young are responsible for the daily management of the Premium Yield Equity Fund.

Other Accounts. As of September 30, 2010, the portfolio management team that manages the Premium Yield Equity Fund managed 2 registered investment companies with approximately $23.3 million in total assets, 1 other pooled investment vehicle (collective trust) with total assets of approximately $45.6 million and 2,063 other accounts with approximately $1.5 billion in total assets. None of the accounts listed have a performance based fee.

Conflicts. As an investment advisor to multiple types of clients, Miller/Howard recognizes that actual or potential conflicts of interest may arise. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading. Miller/Howard addresses potential conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner. Miller/Howard's policies and procedures cover such issues as execution of portfolio transactions, aggregation and allocation of trades, brokerage and soft dollars. Miller/Howard has adopted a Code of Ethics that addresses rules on personal trading and insider information which all employees are required to observe.

Compensation. Miller/Howard's investment professionals receive a base salary in line with industry and geographic standards, bonus based on performance, company contribution to a retirement plan, participation in the company health insurance plan and profit sharing based on ownership. Investment professionals are evaluated annually by the company's Board of Directors for their contribution to portfolio performance as well as participation in proprietary research projects that the firm conducts on an ongoing basis. Mr. Miller, Mr. Spratt and Mr. Leslie are currently equity owners in the firm, and each receives an annual share of firm profits available after all expenses are paid. Each member of the Investment Team shares in the progress of the firm and shares responsibility for that progress through stock selection, monitoring, and the development of the firm's information and research expertise. The firm makes no real distinction between "portfolio manager" and "analyst," and each member of the Investment Team is evaluated based on his or her performance with regard to management, analysis, and basic research.

Fund Ownership. As of September 30, 2010, Mr. Miller, Mr. Spratt, Mr. Leslie and Mr. Young did not own any shares of the Premium Yield Equity Fund.

LONGFELLOW INVESTMENT MANAGEMENT
Longfellow Investment Management Co. ("Longfellow"), an SEC-registered investment adviser located at 20 Winthrop Square, Boston, MA 02110, serves as sub-advisor to the Touchstone Short Duration Fixed Income Fund. Longfellow was founded in 1986 and is 100% employee owned. David W. Seeley, Barbara J. McKenna, John Villela, and Michelle Martin are the owners of the firm.

A short duration portfolio management team consisting of Barbara J. McKenna and David W. Seeley are responsible for the daily management of the Short Duration Fixed Income Fund. The Short Duration Fixed Income Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2010, Ms. McKenna managed 0 registered investment companies, 1 other pooled investment vehicle with total assets of approximately $175 million and 103 other accounts with approximately $3.5 billion in total assets. None of the accounts listed have a performance based fee.

As of September 30, 2010, Mr. Seeley managed 0 registered investment companies, 1 other pooled investment vehicle with total assets of approximately $175 million and 103 other accounts with approximately $3.5 billion in total assets. None of the accounts listed have a performance based fee.

Compensation. Longfellow's Senior Investment Officers own 100% of the firm and thus receive a portion of the firm's profits. Additionally, they receive a base salary. Longfellow's other professionals receive a base salary that considers their responsibilities and their experience. They also are awarded a significant annual bonus based upon their specific contributions to the success and profitability of the firm.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Short Duration Fixed Income Fund). This would include devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad array of accounts. Longfellow has adopted policies and procedures to address such conflicts.

Fund Ownership. As of September 30, 2010, Mr. McKenna and Mr. Seeley did not own any shares of the Short Duration Fixed Income Fund.

FARR, MILLER & WASHINGTON LLC
Farr, Miller & Washington LLC ("FMW"), an SEC-registered investment adviser located at 1020 19th Street, NW, Suite 200, Washington, DC, 20036, serves as sub-advisor to the Touchstone Capital Appreciation Fund. FMW was founded in 1996 and is 100% employee owned. Co-founder, President, CEO, and CIO Michael Farr is the majority owner of the firm.

Michael Farr and Taylor McGowan are responsible for the daily management of the Capital Appreciation Fund. The Capital Appreciation Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2010, Michael Farr and Taylor McGowan managed 0 registered investment companies, 0 other pooled investment vehicles, and 790 other accounts with total assets of approximately $687 million. With respect to such accounts, none of the accounts pay FMW a fee based upon the performance of the account.

Compensation. The members of the management team are all principals of the firm. They are compensated by salary, bonus, and partnership interest. The salary is fixed and the bonus and partnership interest are based on the firm's overall profitability.

Conflicts. FMW believes that there are not any material conflicts of interest in connection with the management of the Fund's investments and other accounts managed under Farr, Miller & Washington, LLC.

Fund Ownership. The following table indicates for the Capital Appreciation Fund, the dollar range of shares beneficially owned by the Fund's portfolio managers as of September 30, 2010.

----------------------------------------------------------------------
PORTFOLIO MANAGER           DOLLAR RANGE OF FUND SHARES OWNED
----------------------------------------------------------------------
Michael Farr                None
----------------------------------------------------------------------
Taylor McGowan              $10,001 - $50,000
----------------------------------------------------------------------

AGF INVESTMENTS AMERICA INC.
AGF Investments America Inc. ("AGF"), a SEC-registered investment adviser located at 53 State Street, Suite 1301, Boston, Massachusetts, 02109, serves as sub-advisor to the Touchstone Emerging Markets Equity Fund and the Touchstone Emerging Markets Equity Fund II. AGF Management Limited, the ultimate parent company for AGF, was founded in 1957 and its non-voting shares are listed on the Toronto Stock Exchange. AGF was formed in 2009 to provide investment management services in the United States of America.

Patricia Perez-Coutts and Stephen Way are responsible for the daily management of the Emerging Markets Equity Fund and the Emerging Markets Equity Fund II. Both portfolio managers are dually employed by both AGF and AGF Investments, Inc., under the parent company AGF Management Limited.

Other Accounts. As of September 30, 2010, Patricia Perez-Coutts managed 0 other registered investment companies, 2 other pooled investment vehicles with total assets of approximately $1,471 million and 8 other accounts with total assets of approximately $3,526 million. With respect to such accounts, none of the accounts pay AGF a fee based upon the performance of the account.

As of September 30, 2010, Stephen Way managed 0 other registered investment companies, 9 other pooled investment vehicles with total assets of approximately $983.1 million and 2 other accounts with total assets of approximately $80.4 million. With respect to such accounts, none of the accounts pay AGF a fee based upon the performance of the account.

Compensation. The compensation program for portfolio managers is designed to attract, motivate, reward, and retain talented individuals. This program is strongly influenced by the philosophy that the compensation of managers should be primarily linked to the performance of the mandates they manage. Salaries are based on individual responsibilities, performance and relevant competitive market data.

The salaries for portfolio managers have been established within competitive ranges, taking into account the type and size of the funds they manage. Salaries are reviewed on an annual basis. Incentive bonuses are determined relative to salary for the achievement of mandate performance relative to a peer group and managers are eligible to receive a multiple of base salary annually in the form of bonus. Long-term incentive compensation is offered through three stock acquisition plans: the stock options plan, share appreciation rights and the employee share ownership plan. These plans allow interested employees, subject to eligibility, to become shareholders which directly align their interests with those of non-employee shareholders.

Conflicts. Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, personal securities trading. AGF has adopted policies and procedures to address such conflicts.


Fund Ownership. As of September 30, 2010, Patricia Perez-Coutts and Stephen Way did not own any shares of the Emerging Markets Equity Fund. There is no fund ownership information available for the Emerging Markets Equity Fund II since the Fund had not commenced operations prior to September 30, 2010.


BEDLAM ASSET MANAGEMENT PLC
Bedlam Asset Management PLC ("Bedlam"), an SEC-registered investment adviser and authorized and regulated by the UK Financial Services Authority, located at 20 Abchurch Lane, London EC4N 7BB, United Kingdom, serves as sub-advisor to the Touchstone Global Equity Fund. Bedlam was founded in 2001 and is 54% employee owned with outside investors owning the remainder. Jonathan Compton is the largest shareholder with a 25% stake.

A team consisting of Jonathan Compton and Ian McCallum are responsible for the daily management of the Global Equity Fund. The Global Equity Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2010, the portfolio managers manage one registered investment company, Bedlam Funds plc, a Dublin registered company which is authorized and regulated by the Central Bank of Ireland totaling approximately $357 million of which $317 million is in the global strategy;; and 6 other accounts with total assets of approximately $280 million.

With respect to Bedlam Funds plc., Bedlam is entitled to performance fees on some of these assets based on achieving absolute rates of return subject to meeting a mixture of hurdle rates and a high water mark principle. Of the other accounts, 1 account totaling $10 million has a performance fee based on a high water mark principle.

Compensation. Compensation in the form of salary, bonus and equity is based on overall contribution to the team and company. Salaries are competitive against industry standards and the bonus pool is calculated as 40% of the pre-tax, pre-bonus profit for the company. This bonus pool is allocated across all the staff and paid out in cash within two months of the company's year-end. Since Bedlam's investment process is very team based, they are looking for contributions not only to a specific company remit but also on a wider global scale. Once again, they strongly value individual contributions to the overall success of the firm. A final part of the evaluation is positive energy in the office, which although subjective, is important. All compensation is decided by the compensation committee and approved by the main Board of Directors.

All employees share in the ownership of Bedlam and equity is issued to staff by share options. In addition some staff has acquired shares in the company for cash.

Reward for performance success is built into the compensation structure in both annual bonus and the equity methodology whereby all employees are owners of Bedlam.

The continuity of investment professionals is based on combining a stimulating, enjoyable place to work with the opportunity to be rewarded for success. A team based approach means that everyone contributes to investment decisions and to the business. Financially, there is a competitive salary and incentive bonus based on individual contribution and overall firm success. Importantly, all employees have an equity stake in the firm.

Conflicts. Bedlam believes that there are no known conflicts.

Fund Ownership. As of September 30, 2010, Jonathan Compton and Ian McCallum did not own any shares of the Global Equity Fund.

CORNERSTONE REAL ESTATE ADVISERS LLC
Cornerstone Real Estate Advisers LLC ("Cornerstone"), an SEC-registered investment adviser located at 1 Financial Plaza, Suite 1700, Hartford, CT, 06103, serves as sub-advisor to the Touchstone Global Real Estate Fund. Cornerstone was founded in 1994 and is a wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

A team consisting of Dave Wharmby and Scott Westphal are responsible for the daily management of the Global Real Estate Fund.

Other Accounts. As of September 30, 2010, Dave Wharmby managed 0 other registered investment companies, 1 other pooled investment vehicle with total assets of approximately $73 million which pays Cornerstone a fee based upon performance, and 0 other accounts.

As of September 30, 2010, Scott Westphal managed 9 other pooled investment vehicles with total assets of approximately $138 million, 1 registered investment company with approximately $574 million in total assets, and 0 other accounts. With respect to such accounts, 5 of the other pooled investment vehicle pay Cornerstone a fee based upon the performance of the account with total assets of approximately $10 million.

Compensation. Cornerstone utilizes a competitive compensation structure to reward all employees who contribute to the firm's overall success consisting of market base pay and merit bonus. The compensation program emphasizes "individual" and "team" results and encourages a culture of collaboration with individual performance expectations. The base pay and merit bonus benchmarks are reviewed periodically and measured against the compensation programs of competitors in the investment management industry to ensure that Cornerstone's compensation program is both current and competitive within the industry. The bonus pool represents a significant proportion of Cornerstone's net operating income, comprising of base and incentive fees. The bonus pool is allocated based on individual contributions to achieving portfolio performance and service goals. Portfolio Managers' bonuses are a percentage of base pay and are tied to specific portfolio performance and service goals. The Cornerstone compensation program reinforces that investment success is dependent on two fundamental concepts: 1) a strong team approach to investing and client service and 2) individual contributions to achieving portfolio goals.

Conflicts. As indicated above, the Portfolio managers also manage other funds and accounts including those for its ultimate owner, the Massachusetts Mutual Life Insurance Company. At different times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the fund, or may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund or the adviser is managing an account for an affiliate, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Advisors' compliance procedures and Code of Ethics recognize the Sub-Advisor's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manger from favoring one client over another. It is possible, of course, that those compliance procedures and Code of Ethics may not always be adequate to do so.

Fund Ownership. As of September 30, 2010, Dave Wharmby and Scott Westphal did not own any shares of the Global Real Estate Fund.

GAM INTERNATIONAL MANAGEMENT LIMITED
GAM International Management Limited ("GAM International"), an SEC-registered investment adviser located at 12 St James's Place, London, SW1A 1NX, serves as sub-advisor to the Touchstone International Fixed Income Fund. GAM International is a 100% subsidiary of GAM Group AG, which is in turn a 100% subsidiary of GAM Holding AG.

A team consisting of Daniel Sheard and Tim Haywood are responsible for the daily management of the International Fixed Income Fund. The International Fixed Income Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2010, Daniel Sheard and Tim Haywood co-managed 6 registered investment companies with approximately $11,512 million in total assets, 0 other pooled investment vehicles, and 15 other accounts with total assets of approximately $1,606 million. With respect to such accounts, all of the registered investment companies pay GAM International a fee based upon the performance of the account.

Compensation. The criteria used to assess performance for investment professionals, is based on a formal annual review. This is a rigorous process comprising appraisal, assessment and setting objectives for the year ahead. The standard compensation package consists of competitive base salaries and comprehensive employee benefits. All staff are paid a discretionary bonus structured to closely align them with the company's profitability. Additionally, fund managers can be required to invest part of their performance based bonus in shares of the fund they manage, and such shares will revert to the company should the individual leave within 2 years of receiving them. Permanent staff can own shares in the holding company of GAM International, and if the employee leaves, the shares are repurchased by the company on terms which reflect the circumstances of departure.

GAM International believes the compensation structure is competitive with those of other firms within the industry.

Conflicts. There are very few areas of potential conflict, given the unit only invests in certain investment areas, and managers do not invest in the instruments that we use for clients. The main area of potential conflict is between customers, where we are bound by rules, both by the regulator as well as by clients, on best execution and 'pro rata' allocations for partially filled orders.

Fund Ownership. As of September 30, 2010, Daniel Sheard and Tim Haywood did not own any shares of the International Fixed Income Fund.

EARNEST PARTNERS LLC
EARNEST Partners LLC ("EARNEST Partners"), an SEC-registered investment adviser located at 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309, serves as sub-advisor to the Touchstone Large Cap Relative Value Fund and the Touchstone Total Return Bond Fund. EARNEST Partners was founded in 1998 and is independently owned and operated. EARNEST Partners is controlled by Paul Viera. Westchester Limited, LLC owns greater than 75% of EARNEST Partners and is controlled by Paul Viera.

Paul Viera is responsible for the daily management of the Large Cap Relative Value Fund and Douglas Folk and Chris Fitze are responsible for the daily management of the Total Return Bond Fund.

Other Accounts. As of September 30, 2010, Paul Viera managed 9 registered investment companies with approximately $1,202.2 million in total assets, 14 other pooled investment vehicles with total assets of approximately $170.1 million, and 212 other accounts with total assets of approximately $10,272.8 million. With respect to the other accounts, 9 with total assets of approximately $634.4 million pay EARNEST Partners a fee based upon the performance of the account.

As of March 31, 2011, Douglas Folk managed 2 registered investment companies with approximately $232.1 million in total assets, 5 other pooled investment vehicles with total assets of approximately $102 million, and 82 other accounts with total assets of approximately $4,611.6 million. With respect to these accounts, none pay EARNEST Partners a fee based upon the performance of the account.

As of March 31, 2011, Chris Fitze managed 2 registered investment companies with approximately $232.1 million in total assets, 5 other pooled investment vehicles with total assets of approximately $102 million, and 82 other accounts with total assets of approximately $4,611.6 million. With respect to these accounts, none pay EARNEST Partners a fee based upon the performance of the account.

Compensation. EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio manager. EARNEST Partners is employee-owned.

Conflicts. EARNEST Partners may be responsible for managing the Large Cap Relative Value Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than the Large Cap Relative Value Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.

Fund Ownership. The following table indicates for the Large Cap Relative Value Fund and Total Return Bond Fund, the dollar range of shares beneficially owned by the Fund's portfolio managers as of September 30, 2010 and March 31, 2010, respectively.

--------------------------------------------------------------------------------
                                                          DOLLAR RANGE OF
PORTFOLIO MANAGER      FUND                               FUND SHARES OWNED
--------------------------------------------------------------------------------
Paul Viera             Large Cap Relative Value Fund      None
--------------------------------------------------------------------------------
Douglas Folk           Total Return Bond Fund             None
--------------------------------------------------------------------------------
Chris Fitze            Total Return Bond Fund             None
--------------------------------------------------------------------------------

ARONSON JOHNSON ORTIZ
Aronson Johnson Ortiz ("AJO"), an SEC-registered investment adviser located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania, 19102, serves as sub-advisor to the Touchstone Market Neutral Equity Fund. AJO was founded in 1984 and is a limited partnership wholly owned by 12 principals. Theodore R. Aronson is majority equity owner and managing principal of AJO.

A team consisting of Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger and Christopher J. W. Whitehead are responsible for the daily management of the Market Neutral Equity Fund. The Market Neutral Equity Fund is managed as a team with input from AJO's research analysts and traders.

Other Accounts. As of September 30, 2010, the team managed 17 registered investment companies with total assets of approximately $4,401 million, 18 other pooled investment vehicles with total assets of approximately $2,721 million, and 91 other accounts with total assets of approximately $11,186 million. Of these accounts, 2 registered investment companies with total assets of approximately $81 million, 3 other pooled investment vehicles with total assets of approximately $210 million, and 42 other accounts with total assets of approximately $4,131 million pay AJO a fee based upon the performance of the account.

Compensation. Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior principals, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

Although many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Presently, AJO has no deferred compensation arrangements.

Conflicts. Conflicts of interest may arise in connection with the portfolio managers' management of the Fund alongside other accounts. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts -- accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.

AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO's fixed-fee schedules are standardized and all discretionary fixed-fee accounts of similar size and similar mandate are subject to AJO's most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO's Form ADV.

Fund Ownership. As of September 30, 2010, Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger, and Christopher J. W. Whitehead did not own any shares of the Market Neutral Equity Fund.

LEE MUNDER CAPITAL GROUP, LLC
Lee Munder Capital Group, LLC ("LMCG"), an SEC-registered investment adviser located at 200 Clarendon Street, 28th Floor, Boston, MA, 02116, serves as sub-advisor to the Touchstone Mid Cap Value Fund. LMCG was founded in 2000. Convergent Capital Management, LLC and Rednum Family Investments, LP each owns greater than 25% of LMCG while the rest is owned by employees.

A team lead by Don Cleven is responsible for the daily management of the Mid Cap Value Fund. The Mid Cap Value Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2010, Don Cleven supported the LMCG's Value Team in the management of 5 registered investment companies with approximately $984.1 million in total assets, 6 other pooled investment vehicles with total assets of approximately $146.3 million, and 68 other accounts with total assets of approximately $1,242.4 million. With respect to the other accounts, 3 with total assets of $67.7 million pay LMCG a fee based upon the performance of the account.

Compensation. Touchstone pays LMCG a fee based on the assets under management of the Mid Cap Value Fund as set forth in an investment sub-advisory agreement between LMCG and Touchstone. LMCG pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Mid Cap Value Fund. The following information relates to the period ended September 30, 2010.

Portfolio managers at LMCG are compensated through a combination of salary and incentive bonus. Bonuses are formula driven based on revenues and performance relative to peer groups.

LMCG's incentive bonus compensation plans for investment teams are based on actual composite performance relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team's performance ranking within the universe for a blended time period which includes one year, three years and since inception performance. Performance is calculated on a pre-tax basis annually.

Conflicts. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Mid Cap Value Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include all portfolios managed. The Other Accounts might have similar investment objectives as the Mid Cap Value Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Mid Cap Value Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LMCG does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMCG believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Mid Cap Value Fund. Because of their positions with the Mid Cap Value Fund, the portfolio managers know the size, timing, and possible market impact of Mid Cap Value Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Mid Cap Value Fund. However, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Mid Cap Value Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Mid Cap Value Fund. This conflict of interest may be exacerbated to the extent that LMCG or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Mid Cap Value Fund. Notwithstanding this theoretical conflict of interest, it is LMCG's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Mid Cap Value Fund, such an approach might not be suitable for the Mid Cap Value Fund given their investment objectives and related restrictions.

Fund Ownership. The following table indicates for the Mid Cap Value Fund, the dollar range of shares beneficially owned by the Fund's portfolio manager as of September 30, 2010.

-------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------------
Don Cleven                Mid Cap Value Fund                       $100,001 - $500,000
-------------------------------------------------------------------------------------------------------------

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY
London Company of Virginia d/b/a The London Company ("TLC"), an SEC-registered investment adviser located at 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226, serves as sub-advisor to the Touchstone Small Cap Core Fund. TLC was founded in 1994 and Stephen Goddard owns 100%.

A team consisting of Stephen Goddard, Jonathan Moody, Wade Stinnette and J. Brian Campbell are responsible for the daily management of the Small Cap Core Fund. The Small Cap Core Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2010, the team managed 4 registered investment companies with approximately $302.6 million in total assets, 0 other pooled investment vehicles, and 1,932 other accounts with total assets of approximately $1.66 billion. Included under other accounts are 2 accounts with approximately $2.5 million in total assets which pay TLC a fee based upon account performance.

Compensation. Portfolio Managers are compensated through salary and bonus. In addition to base salaries, Portfolio Managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention and sales. They also have a potential for ownership after 5-years with the firm.

Conflicts. TLC believes that there are no foreseen conflicts of interest that may arise in connection with the Portfolio Managers' management of the Fund's investments and any other accounts that are managed by the Portfolio Manager.

Fund Ownership. As of September 30, 2010, Stephen Goddard, Jonathan Moody, Wade Stinnette and J. Brian Campbell did not own any shares of the Small Cap Core Fund.

FEES PAID TO THE SUB-ADVISORS

For the fiscal years ended September 30, 2010, 2009 and 2008, the Advisor paid to the Sub-Advisors the following amounts for each Fund during the periods indicated below:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    SUB-ADVISORY FEES PAID
                                                                                    -------------------------------------------
FUND                                                                                2008           2009           2010
-------------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund - Clover Capital & JKMilne*                          $41,881        $46,404        $163,601
-------------------------------------------------------------------------------------------------------------------------------
Ultra Short  Duration  Fixed  Income Fund - Chartwell  Investment  Partners & Fort  $202,462       $147,772       $189,709
Washington*
-------------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund - Chartwell Investment Partners & Longfellow*      $66,112        $61,825        $64,146
-------------------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund - Sands Capital Management                         $2,643,130     $1,192,940     $2,368,523
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund - Turner                                                               $2,365,137     $970,686       $711,715
-------------------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund - Turner                                          $338,576       $227,660       $151,330
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund*
-------------------------------------------------------------------------------------------------------------------------------
   Turner                                                                           $289,046       $457,492       $400,446
-------------------------------------------------------------------------------------------------------------------------------
   James Investment Research, Inc.                                                  $175,147       N/A            N/A
-------------------------------------------------------------------------------------------------------------------------------
   Diamond Hill Capital Management, Inc.                                            $393,926       N/A            N/A
-------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund - FMW                                                     N/A            N/A            $22,633
-------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Bradford & Marzec*                                         N/A            N/A            $32,582
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund - AGF                                                  N/A            N/A            $250,156
-------------------------------------------------------------------------------------------------------------------------------
Global Equity Fund - Bedlam                                                         N/A            N/A            $17,229
-------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund - Cornerstone                                               N/A            N/A            $14,037
-------------------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund - GAM International                                 N/A            N/A            $22,620
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund - EARNEST Partners                                    N/A            N/A            $14,324
-------------------------------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund - AJO                                                    N/A            N/A            $97,708
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund - LMCG                                                           N/A            N/A            $32,187
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund - TLC                                                           N/A            N/A            $245,554
-------------------------------------------------------------------------------------------------------------------------------
Focused Equity Fund- Fort Washington                                                N/A            N/A            $7,022
-------------------------------------------------------------------------------------------------------------------------------

* As of April 22, 2009, JKMilne became sub-advisor to the Intermediate Fixed Income Fund. As of October 1, 2008, Fort Washington became sub-advisor to the Ultra Short Duration Fixed Income Fund. As of February 27, 2009, Longfellow became sub-advisor to the Short Duration Fixed Income Fund. As of June 16, 2008, James Investment Research, Inc. and Diamond Hill Capital Management, Inc. are no longer sub-advisors to the Small Cap Value Fund (f/k/a the Small Cap Value Opportunities Fund). As of December 6, 2010, Turner is no longer sub-advisor to the Small Cap Value Fund. As of April 19, 2011, Bradford & Marzec is no longer sub-advisor to the Total Return Bond Fund.


For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the Advisor paid to the Sub-Advisor the following amount for the Premium Yield Equity Fund:

-----------------------------------------------------------------------------------------------------
                                                            SUB-ADVISORY FEES PAID
                                                            -----------------------------------------
FUND                                                        2008           2009           2010
-----------------------------------------------------------------------------------------------------
Premium Yield Equity Fund - Miller/Howard*                  $31,016        $68,182        $127,732
-----------------------------------------------------------------------------------------------------

* As of May 23, 2008 Chartwell Investment Partners was replaced with Miller/Howard as sub-advisor to the Premium Yield Equity Fund. Fees paid from December 3, 2007 through May 22, 2008 represent fees paid to Chartwell Investment Partners.


The sub-advisory fees for the Emerging Markets Equity Fund II are not included because the Fund had not commenced operations prior to September 30, 2010.


THE ADMINISTRATOR

The Trust and the Advisor have entered into an administration agreement (the "Administration Agreement") that appoints the Advisor as the administrator (the "Administrator") for the Trust. The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion. Aggregate net assets include the average daily net assets of all series of the Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Investment Trust ("TINT"), except the TINT Institutional Money Market Fund.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and, in either case, (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administrator has appointed JPMorgan Chase Bank, N.A. ("JPMorgan"), 303 Broadway, Cincinnati, Ohio 45202 as the Trust's sub-administrator. JPMorgan prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with the Administrator to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by the Administrator. JPMorgan also provides accounting and pricing services to the Funds. The sub-administration fees for JPMorgan are paid by the Administrator.

For the fiscal years ended September 30, 2008, 2009 and 2010, the Trust paid the following administrative fees:

----------------------------------------------------------------------------------------------
                                           ADMINISTRATIVE FEES PAID
                                           ---------------------------------------------------
FUND                                       2008             2009              2010
----------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund             $37,249          $53,645           $218,106
----------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund     $323,951         $236,629          $302,855
----------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund           $105,846         $89,338           $85,530
----------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund          $135,364         $91,225           $60,595
----------------------------------------------------------------------------------------------
Small Cap Value Fund                       $321,165         $166,810          $145,724
----------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund           $1,152,887       $680,956          $1,029,130
----------------------------------------------------------------------------------------------
Mid Cap Fund                               $946,442         $389,668          $284,939
----------------------------------------------------------------------------------------------
Capital Appreciation Fund                        --                --         $10,026
----------------------------------------------------------------------------------------------
Total Return Bond Fund                           --                --         $25,937
----------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                     --                --         $82,561
----------------------------------------------------------------------------------------------
Global Equity Fund                               --                --         $6,866
----------------------------------------------------------------------------------------------
Global Real Estate Fund                          --                --         $6,995
----------------------------------------------------------------------------------------------
International Fixed Income Fund                  --                --         $15,028
----------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                    --                --         $7,141
----------------------------------------------------------------------------------------------
Market Neutral Equity Fund                       --                --         $22,196
----------------------------------------------------------------------------------------------
Mid Cap Value Fund                               --                --         $12,875
----------------------------------------------------------------------------------------------
Small Cap Core Fund                              --                --         $97,893
----------------------------------------------------------------------------------------------
Focused Equity Fund                              --                --         $3,500
----------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the Premium Yield Equity Fund paid the following administrative fees (net of waivers):

----------------------------------------------------------------------------------------------
                                           ADMINISTRATIVE FEES PAID
                                           ---------------------------------------------------
FUND                                       2008              2009             2010
----------------------------------------------------------------------------------------------
Premium Yield Equity Fund                  $36,045           $34,071          $63,774
----------------------------------------------------------------------------------------------


The administration fees for the Emerging Markets Equity Fund II are not included because the Fund had not commenced operations prior to September 30, 2010.



For the fiscal years ended September 30, 2008, 2009 and 2010, the Administrator paid the following sub-administrative fees:

----------------------------------------------------------------------------------------------
                                           SUB-ADMINISTRATIVE FEES PAID
                                           ---------------------------------------------------
FUND                                       2008             2009              2010
----------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund             $14,866          $20,060           $62,500
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                           SUB-ADMINISTRATIVE FEES PAID
                                           ---------------------------------------------------
FUND                                       2008             2009              2010
----------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund     $129,451         $92,602           $62,511
----------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund           $42,239          $39,024           $62,500
----------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund          $54,138          $40,111           $62,500
----------------------------------------------------------------------------------------------
Small Cap Value Fund                       $127,973         $66,256           $62,500
----------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund           $459,976         $257,986          $173,110
----------------------------------------------------------------------------------------------
Mid Cap Fund                               $377,699         $152,306          $62,500
----------------------------------------------------------------------------------------------
Capital Appreciation Fund                        --                --         $62,500
----------------------------------------------------------------------------------------------
Total Return Bond Fund                           --                --         $62,500
----------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                     --                --         $62,500
----------------------------------------------------------------------------------------------
Global Equity Fund                               --                --         $62,500
----------------------------------------------------------------------------------------------
Global Real Estate Fund                          --                --         $62,500
----------------------------------------------------------------------------------------------
International Fixed Income Fund                  --                --         $62,500
----------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                    --                --         $62,500
----------------------------------------------------------------------------------------------
Market Neutral Equity Fund                       --                --         $62,500
----------------------------------------------------------------------------------------------
Mid Cap Value Fund                               --                --         $62,500
----------------------------------------------------------------------------------------------
Small Cap Core Fund                              --                --         $62,500
----------------------------------------------------------------------------------------------
Focused Equity Fund                              --                --         $46,875
----------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the Administrator paid the following sub-administrative fees for the Premium Yield Equity Fund:

----------------------------------------------------------------------------------------------
                                           SUB-ADMINISTRATIVE FEES PAID
                                           ---------------------------------------------------
FUND                                       2008             2009              2010
----------------------------------------------------------------------------------------------
Premium Yield Equity Fund                  $14,566          $19,328           $62,500
----------------------------------------------------------------------------------------------


The sub-administration fees for the Emerging Markets Equity Fund II are not included because the Fund had not commenced operations prior to September 30, 2010.


JPMorgan serves as the Trust's transfer agent (the "Transfer Agent"). JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out of-pocket expenses. The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

JPMorgan provides compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement. For providing compliance services to the Trust, the Funds pay an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement.

For the fiscal years ended September 30, 2008, 2009 and 2010, the Trust paid the following compliance fees:

----------------------------------------------------------------------------------------------
                                           COMPLIANCE FEES PAID
                                           ---------------------------------------------------
FUND                                       2008             2009              2010
----------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund             $1,523           $1,679            $2,066
----------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund     $2,224           2,499             $2,484
----------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund           $1,703           $2,053            $2,117
----------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund          $1,806           $2,005            $2,113
----------------------------------------------------------------------------------------------
Small Cap Value Fund                       $2,219           $2,224            $2,313
----------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund           $4,035           $3,674            $3,694
----------------------------------------------------------------------------------------------
Mid Cap Fund                               $3,635           $2,964            $2,759
----------------------------------------------------------------------------------------------
Capital Appreciation Fund                      --               --            $1,683
----------------------------------------------------------------------------------------------
Total Return Bond Fund                         --               --            $1,776
----------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                   --               --            $1,777
----------------------------------------------------------------------------------------------
Global Equity Fund                             --               --            $1,683
----------------------------------------------------------------------------------------------
Global Real Estate Fund                        --               --            $1,683
----------------------------------------------------------------------------------------------
International Fixed Income Fund                --               --            $1,777
----------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                  --               --            $1,777
----------------------------------------------------------------------------------------------
Market Neutral Equity Fund                     --               --            $1,776
----------------------------------------------------------------------------------------------
Mid Cap Value Fund                             --               --            $1,764
----------------------------------------------------------------------------------------------
Small Cap Core Fund                            --               --            $2,273
----------------------------------------------------------------------------------------------
Focused Equity Fund                            --               --            $1,712
----------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the Premium Yield Equity Fund paid the following compliance fees:

---------------------------------------------------------------------------------------------
                                           COMPLIANCE FEES PAID
                                           --------------------------------------------------
FUND                                       2008             2009              2010
---------------------------------------------------------------------------------------------
Premium Yield Equity Fund                  $988             $1,898            $1,968
---------------------------------------------------------------------------------------------


The compliance fees for the Emerging Markets Equity Fund II are not included because the Fund had not commenced operations prior to September 30, 2010.

DISTRIBUTION AND SHAREHOLDER SERVICES

Touchstone Securities, Inc. (the "Distributor") and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 303 Broadway, Suite 1100, Cincinnati Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. As compensation for providing the services under the Distribution Agreement, the Distributor receives distribution and service fees, contingent deferred sales charges and front-end sales charges. The Distributor may re-allow any or all of the distribution or service fees, contingent deferred sales charges or front-end sales charges to such brokers, dealers and other financial institutions and intermediaries as the Distributor may from time to time determine. Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Distributor, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA").

The Distributor makes payments for entertainment events they deem appropriate, subject to itS guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. As of December 31, 2010, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

------------------------------------------------------------
NAME OF BROKER-DEALER
------------------------------------------------------------
American Enterprise Investment Services, Inc.
------------------------------------------------------------
First Clearing, LLC
------------------------------------------------------------
Janney Montgomery Scott LLC
------------------------------------------------------------
LPL Financial Corporation
------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith, Inc
------------------------------------------------------------
Morgan Stanley DW, Inc.
------------------------------------------------------------
Morgan Stanley Smith Barney LLC (formerly Citigroup)
------------------------------------------------------------
Pershing LLC
------------------------------------------------------------
Raymond James & Associates, Inc.
------------------------------------------------------------
RBC Capital Markets Corporation
------------------------------------------------------------
UBS Financial Services, Inc.
------------------------------------------------------------
Vanguard Brokerage Services,
------------------------------------------------------------

The Distributor is motivated to make the payments described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisers. To the extent financial advisers sell more shares of the Funds or retain shares of the Funds in their clients' accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

Your financial adviser may charge you additional fees or commissions other than those disclosed in the SAI. You can ask your financial adviser about any payments it receives from the Distributor or the Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial adviser at the time of purchase.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION AND SHAREHOLDER SERVICE ARRANGEMENTS.

Certain Funds have adopted a distribution and/or shareholder servicing plan for certain classes of Shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account. The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

CLASS A SHARES. With respect to its Class A Shares, each Fund has adopted a plan of distribution and shareholder service (the "Class A Plan") under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%. Under the Class A Plan, the Distributor is compensated regardless of its expenses.

CLASS C SHARES. With respect to its Class C Shares, each Fund has adopted a plan of distribution and shareholder service (the "Class C Plan") under which the Distributor is paid up to, but not exceeding, one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments. Under the Class C Plan, the Distributor is compensated regardless of its expenses.

CLASS Z SHARES. With respect to its Class Z Shares, each Fund has adopted a shareholder service plan (the "Class Z Plan") under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for shareholder service fees. Under the Class Z Plan, the Distributor is compensated regardless of its expenses.

GENERAL INFORMATION. In connection with the distribution of Shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers;
(iv) responding to inquires from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written Implementation Agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

For the fiscal year ended September 30, 2010, the Funds paid the following in Distribution and Shareholder Servicing fees:

--------------------------------------------------------------------------------
                                                 2010
                                                 -------------------------------
                                                                 SHAREHOLDER
                                                 DISTRIBUTION    SERVICING FEES
FUND                                             FEES PAID       PAID
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund Class Z   $0              $333,137
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Z         $0              $101,281
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Z         $0              $922,220
--------------------------------------------------------------------------------
Mid Cap Fund Class A                             $1,345          $0
--------------------------------------------------------------------------------
Mid Cap Fund Class C                             $2,166          $0
--------------------------------------------------------------------------------
Mid Cap Fund Class Z                             $0              $3,742
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A        $68,268         $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C        $29,901         $0
--------------------------------------------------------------------------------
Small Cap Value Fund Class Z                     $0              $182,153
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class A                $52,654         $0
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class C                $49,453         $0
--------------------------------------------------------------------------------
Capital Appreciation Fund Class A                $4,458          $0
--------------------------------------------------------------------------------
Capital Appreciation Fund Class C                $2,372          $0
--------------------------------------------------------------------------------
Total Return Bond Fund Class A                   $5,289          $0
--------------------------------------------------------------------------------
Total Return Bond Fund Class C                   $11,612         $0
--------------------------------------------------------------------------------
Emerging Markets Equity Fund  Class A            $7,654          $0
--------------------------------------------------------------------------------
Emerging Markets Equity Fund  Class C            $16,992         $0
--------------------------------------------------------------------------------
Global Equity Fund Class A                       $1,229          $0
--------------------------------------------------------------------------------
Global Equity Fund Class C                       $1,013          $0
--------------------------------------------------------------------------------
Global Real Estate Fund Class A                  $1,036          $0
--------------------------------------------------------------------------------
Global Real Estate Fund Class C                  $1,099          $0
--------------------------------------------------------------------------------
International Fixed Income Fund Class A          $851            $0
--------------------------------------------------------------------------------
International Fixed Income Fund Class C          $1,768          $0
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class A            $847            $0
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class C            $2,118          $0
--------------------------------------------------------------------------------
Market Neutral Equity Fund Class A               $1,467          $0
--------------------------------------------------------------------------------
Market Neutral Equity Fund Class C               $1,293          $0
--------------------------------------------------------------------------------
Mid Cap Value Fund Class A                       $608            $0
--------------------------------------------------------------------------------
Mid Cap Value Fund Class C                       $1,141          $0
--------------------------------------------------------------------------------
Small Cap Core Fund Class A                      $64,398         $0
--------------------------------------------------------------------------------
Small Cap Core Fund Class C                      $23,072         $0
--------------------------------------------------------------------------------
Focused Equity Fund Class A                      $957            $0
--------------------------------------------------------------------------------
Focused Equity Fund Class C                      $1,001          $0
--------------------------------------------------------------------------------


The distribution and/or shareholder servicing fees for the Class A shares and Class C shares of Sands Capital Select Growth Fund, the Class A shares, Class C shares, Class Y shares and Institutional shares of the Small Cap Value Fund and the share classes of the Emerging Markets Equity Fund II are not included because the share classes had not commenced operations prior to September 30, 2010.


For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Mid Cap Fund's shares were $1,636 of which the Distributor paid $274 to unaffiliated broker-dealers in the selling network, earned $1,147 as a broker-dealer in the selling network and retained $215 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $21,401 of which the Distributor paid $11,182 to unaffiliated broker-dealers in the selling network, earned $7,134 as a broker-dealer in the selling network and retained $3,085 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Small Cap Value Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Premium Yield Equity Fund's shares were $32,102 of which the Distributor paid $25,174 to unaffiliated broker-dealers in the selling network, earned $1,189 as a broker-dealer in the selling network and retained $5,739 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Capital Appreciation Fund's shares were $23,342 of which the Distributor paid $10,825 to unaffiliated broker-dealers in the selling network, earned $8,868 as a broker-dealer in the selling network and retained $3,649 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Total Return Bond Fund's shares were $28,070 of which the Distributor paid $19,530 to unaffiliated broker-dealers in the selling network, earned $4,447 as a broker-dealer in the selling network and retained $4,093 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Emerging Markets Equity Fund's shares were $114,896 of which the Distributor paid $88,749 to unaffiliated broker-dealers in the selling network, earned $9,640 as a broker-dealer in the selling network and retained $16,507 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Global Equity Fund's shares were $3,735 of which the Distributor paid $1,200 to unaffiliated broker-dealers in the selling network, earned $2,015 as a broker-dealer in the selling network and retained $520 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Global Real Estate Fund's shares were $1,071 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $930 as a broker-dealer in the selling network and retained $141 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the International Fixed Income Fund's shares were $5,938 of which the Distributor paid $3,550 to unaffiliated broker-dealers in the selling network, earned $1,528 as a broker-dealer in the selling network and retained $860 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Large Cap Relative Value Fund's shares were $6,672 of which the Distributor paid $126 to unaffiliated broker-dealers in the selling network, earned $5,389 as a broker-dealer in the selling network and retained $1,157 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Market Neutral Equity Fund's shares were $14,643 of which the Distributor paid $12,480 to unaffiliated broker-dealers in the selling network, earned $82 as a broker-dealer in the selling network and retained $2,081 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Mid Cap Value Fund's shares were $3,715 of which the Distributor paid $1,288 to unaffiliated broker-dealers in the selling network, earned $1,837 as a broker-dealer in the selling network and retained $590 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Small Cap Core Fund's shares were $141,428 of which the Distributor paid $112,597 to unaffiliated broker-dealers in the selling network, earned $9,510 as a broker-dealer in the selling network and retained $19,321 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Focused Equity Fund's shares were $7,992 of which the Distributor paid $2,400 to unaffiliated broker-dealers in the selling network, earned $3,850 as a broker-dealer in the selling network and retained $1,742 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Intermediate Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Mid Cap Fund's shares were $8,197 of which the Distributor paid $5,615 to unaffiliated broker-dealers in the selling network, earned $1,547 as a broker-dealer in the selling network and retained $1,035 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $47,519 of which the Distributor paid $35,389 to unaffiliated broker-dealers in the selling network, earned $5,305 as a broker-dealer in the selling network and retained $6,825 in underwriting commissions.


For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Small Cap Value Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0. in underwriting commissions.


For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Premium Yield Equity Fund's shares were $21,333 of which the Distributor paid $17,335 to unaffiliated broker-dealers in the selling network, earned $299 as a broker-dealer in the selling network and retained $3,699 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Intermediate Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Mid Cap Fund's shares were $4,018 of which the Distributor paid $735 to unaffiliated broker-dealers in the selling network, earned $2,709 as a broker-dealer in the selling network and retained $574 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $291,335 of which the Distributor paid $227,696 to unaffiliated broker-dealers in the selling network, earned $21,793 as a broker-dealer in the selling network and retained $41,847 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Small Cap Value Fund's shares were $2,089 of which the Distributor paid $1,055 to unaffiliated broker-dealers in the selling network, earned $750 as a broker-dealer in the selling network and retained $284 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Premium Yield Equity Fund's shares were $382 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $319 as a broker-dealer in the selling network and retained $63 in underwriting commissions.


The aggregate commissions on sales of shares of the Emerging Markets Equity Fund II are not included because the Fund had not commenced operations prior to September 30, 2010.

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Mid Cap Fund, Healthcare and Biotechnology Fund, Small Cap Value Fund, Premium Yield Equity Fund, Capital Appreciation Fund, Total Return Bond Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund, Focused Equity Fund and Emerging Markets Equity Fund II that are subject to a contingent deferred sales charge.


For the fiscal years ended September 30, 2010, 2009 and 2008, the Distributor retained $0, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Mid Cap Fund.

For the fiscal years ended September 30, 2010, 2009 and 2008, the Distributor retained $11, $3,171 and $6,923, respectively, of contingent deferred sales charges on the redemption of the Healthcare and Biotechnology Fund.

For the fiscal years ended September 30, 2010, 2009 and 2008, the Distributor retained $0, $0 and $20, respectively, of contingent deferred sales charges on the redemption of the Small Cap Value Fund.

For the fiscal years ended September 30, 2010, 2009 and 2008, the Distributor retained $1,425, $138 and $23 of contingent deferred sales charges on the redemption of the Premium Yield Equity Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $25 of contingent deferred sales charges on the redemption of the Capital Appreciation Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $105 of contingent deferred sales charges on the redemption of the Total Return Bond Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $1,252 of contingent deferred sales charges on the redemption of the Emerging Markets Equity Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $25 of contingent deferred sales charges on the redemption of the Global Equity Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $25 of contingent deferred sales charges on the redemption of the Global Real Estate Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $425 of contingent deferred sales charges on the redemption of the International Fixed Income Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $25 of contingent deferred sales charges on the redemption of the Large Cap Relative Value Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $75 of contingent deferred sales charges on the redemption of the Market Neutral Equity Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $25 of contingent deferred sales charges on the redemption of the Mid Cap ValueFund.

For the fiscal year ended September 30, 2010, the Distributor retained $1,077 of contingent deferred sales charges on the redemption of the Small Cap Core Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $0 of contingent deferred sales charges on the redemption of the Focused Equity Fund.

The amounts retained by the Distributor for the Emerging Markets Equity Fund II are not included because the Fund had not commenced operations prior to September 30, 2010.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and principal officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Tax-Free Trust and Touchstone Institutional Funds Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------------
                                       TERM OF
                                       OFFICE                                              NUMBER OF FUNDS
                                       AND                                                 OVERSEEN
         NAME            POSITION      LENGTH OF                                           IN THE             OTHER DIRECTORSHIPS
       ADDRESS           HELD WITH     TIME          PRINCIPAL OCCUPATION(S) DURING PAST   TOUCHSTONE         HELD DURING THE
    YEAR OF BIRTH        TRUST         SERVED(2)                   5 YEARS                 FUND COMPLEX(3)    PAST 5 YEARS(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee and   Until         President and CEO of IFS Financial          42           Director of LaRosa's
Touchstone               President     retirement    Services, Inc. (a holding                                (a restaurant chain),
Advisors, Inc                          at age 75     company).                                                Capital Analysts
303 Broadway                           or until                                                               Incorporated (an
Cincinnati, OH                         she resigns                                                            investment advisor
Year of Birth: 1955                    or is                                                                  and broker-dealer),
                                       removed                                                                IFS Financial
                                                                                                              Services, Inc. (a
                                       Trustee                                                                holding company),
                                       since 2006                                                             Integrity and
                                                                                                              National Integrity
                                                                                                              Life Insurance Co.,
                                                                                                              Touchstone Securities
                                                                                                              (the Trust's
                                                                                                              distributor),
                                                                                                              Touchstone Advisors
                                                                                                              (the Trust's
                                                                                                              investment advisor
                                                                                                              and administrator),
                                                                                                              W&S Brokerage
                                                                                                              Services (a brokerage
                                                                                                              company) and W&S
                                                                                                              Financial Group
                                                                                                              Distributors (a
                                                                                                              distribution company.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
                                       TERM OF
                                       OFFICE                                              NUMBER OF FUNDS
                                       AND                                                 OVERSEEN
         NAME            POSITION      LENGTH OF                                           IN THE             OTHER DIRECTORSHIPS
       ADDRESS           HELD WITH     TIME          PRINCIPAL OCCUPATION(S) DURING PAST   TOUCHSTONE         HELD DURING THE
    YEAR OF BIRTH        TRUST         SERVED(2)                   5 YEARS                 FUND COMPLEX(3)    PAST 5 YEARS(4)
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee       Until         President and Chief Executive               42           Director of
105 East Fourth Street                 retirement    Officer of Cox Financial Corp. (a                        Cincinnati Bell (a
Cincinnati, OH                         at age 75     financial services company).                             communications
Year of Birth: 1947                    or until he                                                            company), Bethesda
                                       resigns or                                                             Inc. (a hospital),
                                       is removed                                                             Timken Co. (a
                                                                                                              manufacturing
                                       Trustee                                                                company), Diebold
                                       since 2006                                                             (a technology
                                                                                                              solutions
                                                                                                              company), and Ohio
                                                                                                              Business Alliance
                                                                                                              for Higher
                                                                                                              Education.
                                                                                                              Director of Duke
                                                                                                              Energy from 1994 -
                                                                                                              2008.
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee       Until         Principal of HJL Enterprises (a              42          None
c/o Touchstone                         retirement    privately held investment company).
Advisors, Inc.                         at age 75
303 Broadway                           or until he
Cincinnati, OH                         resigns or
Year of Birth: 1938                    is removed

                                       Trustee
                                       since 2007
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann       Trustee       Until         Executive for Duro Bag                       42          Riverfront Mutual
c/o Touchstone                         retirement    Manufacturing Co. (a bag                                 Funds
Advisors, Inc.                         at age 75     manufacturer) from 2003 - 2009.
303 Broadway                           or until he
Cincinnati, OH                         resigns or
Year of Birth: 1938                    is removed

                                       Trustee
                                       since 2006
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee       Until         CEO, Chairman and Director of                42          None
c/o Touchstone                         retirement    Avaton, Inc. (a wireless
Advisors, Inc.                         at age 75     entertainment company) until 2006.
303 Broadway                           or until he   President of Cincinnati Biomedical
Cincinnati, OH                         resigns or    (a life science and economic
Year of Birth: 1948                    is removed    development company) from 2003 -
                                                     2007.
                                       Trustee       Chairman of Integrated Media
                                       since 2007    Technologies (a media company).
------------------------------------------------------------------------------------------------------------------------------------
Susan J. Hickenlooper    Trustee       Until         Trustee of Gateway Trust                     42          None
c/o Touchstone                         retirement    from 2005 - 2007.
Advisors, Inc.                         at age 75
303 Broadway                           or until he
Cincinnati, OH                         resigns or
Year of Birth: 1946                    is removed

                                       Trustee
                                       since 2009
------------------------------------------------------------------------------------------------------------------------------------


(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 19 series of the Trust, 4 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust and 1 series of Touchstone Institutional Funds Trust.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone Institutional Funds Trust.

---------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
---------------------------------------------------------------------------------------------------------
           NAME                 POSITION       TERM OF OFFICE AND
          ADDRESS              HELD WITH         LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING
       YEAR OF BIRTH            TRUST(1)             SERVED                    PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
Jill T. McGruder             President and     Until resignation,    See biography above.
Touchstone                   Trustee           removal or
Advisors, Inc.                                 disqualification
303 Broadway
Cincinnati, OH                                 President since
Year of Birth: 1955                            2006
---------------------------------------------------------------------------------------------------------
Brian E. Hirsch              Vice President    Until resignation,    Senior Vice President of
Touchstone                                     removal or            Compliance and Fund Administration
Advisors, Inc.                                 disqualification      of IFS Financial Services, Inc (a
303 Broadway                                                         holding company)
Cincinnati, OH                                 Vice President
Year of Birth: 1956                            since 2006
---------------------------------------------------------------------------------------------------------
Steven M. Graziano           Vice President    Until resignation,    President of Touchstone Advisors,
Touchstone Advisors, Inc.                      removal or            Inc.; Executive Vice President of
303 Broadway                                   disqualification      Pioneer Investment Management,
Cincinnati, OH                                                       Head of Retail Distribution and
Year of Birth: 1954                            Vice President        Strategic Marketing 2007 - 2008;
                                               since 2009            Executive Vice President of
                                                                     Pioneer Investment Management,
                                                                     Chief Marketing Officer 2002 -
                                                                     2007.
---------------------------------------------------------------------------------------------------------
Timothy D. Paulin            Vice President    Until resignation,    Vice President of Investment
Touchstone Advisors, Inc.                      removal or            Research and Product Management of
303 Broadway                                   disqualification      Touchstone Advisors, Inc.;
Cincinnati, OH                                                       Director of Product Design of
Year of Birth: 1963                            Vice President        Klein Decisions, Inc. 2003 - 2010.
                                               since 2010

---------------------------------------------------------------------------------------------------------
Joseph Melcher               Chief Compliance  Until resignation,    Vice President of Compliance of
Touchstone Advisors, Inc.    Officer           removal or            IFS Financial Services (a holding
303 Broadway                                   disqualification      company); Assistant Vice President
Cincinnati, OH                                                       of Compliance of IFS Financial
Year of Birth: 1973                            Chief Compliance      Services 2005 - 2010.
                                               Officer since 2010

---------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft         Controller        Until resignation,    Chief Financial Officer and Senior
Touchstone                   and Treasurer     removal or            Vice President of IFS Financial
Advisors, Inc.                                 disqualification      Services, Inc. (a holding company)
303 Broadway
Cincinnati, OH                                 Controller and
Year of Birth: 1962                            Treasurer since 2006
---------------------------------------------------------------------------------------------------------
Jay S. Fitton                Secretary         Until resignation,    Assistant Vice President and
JPMorgan                                       removal or            Senior Counsel at JPMorgan Chase
303 Broadway                                   disqualification      Bank, N.A.
Cincinnati, OH
Year of Birth: 1970                            Secretary since
                                               2006.
---------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Touchstone Institutional Funds Trust.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Sub-Advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Ms. McGruder, experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Adviser; Mr. Cox, experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Lerner, owner of a management consulting services company and executive experience at various businesses; Mr. Siekmann, accounting experience as a partner at a major accounting firm, director experience at another mutual fund complex, executive experience at various businesses and a leadership role at a charitable organization; Mr. Zanotti, executive and board experience at companies from various industries; and Ms. Hickenlooper, executive and board experience at various businesses, foundations and charitable organizations. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

BOARD STRUCTURE

The Board of Trustees is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board of Trustees. The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate. Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust's management between Board meetings. Except for any duties specified herein, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight. The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given: (1) the extensive oversight provided by the Trust's Advisor over the affiliated and unaffiliated Sub-Advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson's additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor's parent company, and of other affiliates of the Advisor, which enhance the Board's understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc. The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds' operations and meaningful representation of the shareholders' interests. In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust's management.

BOARD OVERSIGHT OF RISK

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund's investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Advisor, Sub-Advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer ("CCO"), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust's independent auditors on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust's CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust's compliance program. In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments. The Board also receives reports from the Trust's primary service providers on a periodic or regular basis, including the Sub-Advisors to the Portfolios.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2010.

--------------------------------------------------------------------------------------------------------
                              AGGREGATE COMPENSATION FROM THE    TOTAL COMPENSATION FROM THE
                              TRUST FOR THE FISCAL YEAR ENDED    TOUCHSTONE FUND COMPLEX(2) FOR THE
NAME                          SEPTEMBER 30, 2010(1)              FISCAL YEAR ENDED SEPTEMBER 30, 2010
--------------------------------------------------------------------------------------------------------
Jill T. McGruder              $0                                 $0
--------------------------------------------------------------------------------------------------------
Phillip R. Cox                $13,583                            $81,500
--------------------------------------------------------------------------------------------------------
Donald Siekmann               $12,917                            $77,500
--------------------------------------------------------------------------------------------------------
Susan J. Hickenlooper         $11,583                            $69,500
--------------------------------------------------------------------------------------------------------
H. Jerome Lerner              $11,583                            $69,500
--------------------------------------------------------------------------------------------------------
John P. Zanotti               $12,583                            $75,500
--------------------------------------------------------------------------------------------------------

(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2009 is as follows: $0.

(2) The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 4 series of Touchstone Strategic Trust, 11 variable annuity series of Touchstone Variable Series Trust and 1 series of Touchstone Institutional Funds Trust.

Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Trusts comprising the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Siekmann and Lerner are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended September 30, 2010, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox and Zanotti and Ms. Hickenlooper are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee held four meetings during the fiscal year ended September 30, 2010.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUND COMPLEX

The following table reflects the Trustees' beneficial ownership in the Funds* and the Touchstone Fund Complex as of December 31, 2010.

-------------------------------------------------------
                          Aggregate Dollar Range of
                         Securities in the Touchstone
                               Fund Complex(1)
-------------------------------------------------------
Jill T. McGruder         Over $100,000
Phillip R. Cox           None
H. Jerome Lerner         Over $100,000
Donald C. Siekmann       Over $100,000
Susan J. Hickenlooper    Over $100,000
John P. Zanotti          $50,001 - $100,000
-------------------------------------------------------

------------------------------------------------------------------------------------------
                         Dollar Range of       Dollar Range of       Dollar Range of
                          Securities in      Securities in Global   Securities in Global
                         Emerging Markets        Equity Fund         Real Estate Fund
                           Equity Fund
------------------------------------------------------------------------------------------
Jill T. McGruder         None                None                   None
Phillip R. Cox           None                None                   None
H. Jerome Lerner         None                None                   None
Donald C. Siekmann       None                None                   None
Susan J. Hickenlooper    $50,001 - $100,000  $10,001 - $50,000      $10,001 - $50,000
John P. Zanotti          None                None                   None
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                           Dollar Range of       Dollar Range of       Dollar Range of
                         Securities in Large  Securities in Mid Cap  Securities in Small
                          Cap Relative Value       Value Fund           Cap Core Fund
                                 Fund
------------------------------------------------------------------------------------------
Jill T. McGruder         None                 None                   None
Phillip R. Cox           None                 None                   None
H. Jerome Lerner         None                 None                   None
Donald C. Siekmann       None                 None                   None
Susan J. Hickenlooper    $50,001 - $100,000   $50,001 - $100,000     $10,001 - $50,000
John P. Zanotti          None                 None                   None
------------------------------------------------------------------------------------------

------------------------------------------------
                           Dollar Range of
                         Securities in Small
                            Cap Value Fund
------------------------------------------------
Jill T. McGruder         None
Phillip R. Cox           None
H. Jerome Lerner         None
Donald C. Siekmann       None
Susan J. Hickenlooper    None
John P. Zanotti          $0 - $10,000
------------------------------------------------

* The Trustees did not have any beneficial interest in the Funds that are not listed in the chart above.

(1) The Touchstone Fund Complex consists of 19 series of the Trust,4 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust and 1 series of Touchstone Institutional Funds Trust.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through JPMorgan P.O. Box 5354 Cincinnati, OH 45201-5354, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind).

Each Fund's net asset value ("NAV") per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.

The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

CLASS A SHARES. Class A shares are sold at NAV plus an initial sales charge as shown in the table below. In some cases the initial sales charge for purchases of Class A shares may be waived or reduced, as described in the Prospectuses.

SALES CHARGE FOR EQUITY AND THE TOUCHSTONE GLOBAL REAL ESTATE FUND AND THE TOUCHSTONE MARKET NEUTRAL EQUITY FUND (THE "ALTERNATIVE INVESTMENT FUNDS"):

-------------------------------------------------------------------------------------------------------------
                                                Percentage of                               Dealer
                                                Offering Price     Which Equals this        Reallowance as
                                                Deducted for       Percentage of Your Net   Percentage of
Amount of Investment                            Sales Charge       Investment               Offering Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%              6.10%                    5.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              None               None                     None
-------------------------------------------------------------------------------------------------------------

SALES CHARGE FOR BOND FUNDS

-------------------------------------------------------------------------------------------------------------
                                                Percentage of                               Dealer
                                                Offering Price     Which Equals this        Reallowance as
                                                Deducted for       Percentage of Your Net   Percentage of
Amount of Investment                            Sales Charge       Investment               Offering Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               4.75%              4.99%                    4.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              None               None                     None
-------------------------------------------------------------------------------------------------------------

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                                     Dealer Fee
--------------------                                     ----------
$1 million but less than $3 million                        1.00%
$3 million but less than $5 million                        0.75%
$5 million but less than $25 million                       0.50%
$25 million or more                                        0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge ("CDSC") of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution.

CLASS Z SHARES. Class Z shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC but are subject to a shareholder servicing fee. Class Z shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor.

INSTITUTIONAL SHARES. Institutional shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Institutional shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Institutional shares may also be purchased directly through the Distributor.

Class A and Class C shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares and/or Class C shares for Class Y shares of the same fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone, or through "processing organizations" (e.g., mutual fund supermarkets) that purchase shares for their customers. No front end sales charges will apply to any such exchange, however, if the C share assets have been held less than 12 months and a 1% commission was paid to the broker at the time of purchase, a 1% CDSC will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase. For federal income tax purposes, exchanges of one share class for a different share class of the same fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are AGGREGATED.

PURCHASE AND REDEMPTION INFORMATION

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Institutional shares of the Funds.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.) who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

WAIVER OF CLASS A SALES CHARGE FOR FORMER NAVELLIER SHAREHOLDERS. Shareholders who owned shares of the Navellier International Growth Portfolio as of September 26, 2008 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

CLASS Y SHARES GRANDFATHER CLAUSE. New purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goals and is otherwise acceptable to the Advisor. Before purchasing shares by tendering payment in-kind, an investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs, including income taxes, if any, in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.

UNCASHED DISTRIBUTION CHECKS. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FUND SHARES PURCHASED BY CHECK. We may delay paying your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate net asset value. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The summary is based upon current provisions of the Code, applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE OWNERSHIP, PURCHASE AND DISPOSITION OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDE AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships;" and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto ("net exempt interest").

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, such regulations have not been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year and for tax years beginning after December 22, 2010 at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. For losses arising from tax years beginning before December 22, 2010, a Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry back capital losses for three years and may carry forward such losses indefinitely. These capital losses will retain their character as short-term or long-term. As of September 30, 2010, the Funds had the following capital loss carryforwards for federal income tax purposes.

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FUND                                                      AMOUNT OF CAPITAL LOSS CARRYFORWARDS
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Intermediate Fixed Income Fund                            $713,351
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Ultra Short Duration Fixed Income Fund                    $13,793,101
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Short Duration Fixed Income Fund                          $5,466,299
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Sands Capital Select Growth Fund                          $83,012,800
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Healthcare and Biotechnology Fund                         $9,361,607
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Mid Cap Fund                                              $191,401,645
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Premium Yield Equity Fund                                 $8,852,440
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Small Cap Value Fund                                      $48,848,288
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Market Neutral Equity Fund                                $3,708
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A Fund cannot carry back or carry forward any net operating losses.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT A Fund may acquire securities that are treated as having original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income ("UBIT").

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the Code's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will "pass-through" for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in such Fund's receipt of cash in excess of the REIT's earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or a TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders.
See "Tax-Exempt Shareholders."

DISTRIBUTIONS. Distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2013. A Fund's distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund's shares.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE STATE AND LOCAL TAX RULES AFFECTING INVESTMENTS IN THE FUNDS.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, capital gains dividends, and, with respect to taxable years beginning before January 1, 2012, short-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2012, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. To qualify as an interest-related dividend a Fund must furnish a statement to shareholders in which it designates a distribution as such.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). ALL NON-U.S. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

After December 31, 2012, certain provisions of the Hiring Incentives to Restore Employment Act (the "HIRE Act") may impact the withholding or information reporting obligations of the Funds. The HIRE Act generally imposes a new reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends ("Withholding Payments"). Generally, the new rules require the reporting to the IRS of the direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons, with the 30% withholding tax regime applying to Withholding Payments after December 31, 2012 if there is a failure, including by a U.S. person, to provide this required information. Subject to future IRS guidance, the Funds may require additional tax-related certifications, representations or information from shareholders in order to comply with the provisions of the HIRE Act.

In general, once these new rules are effective and subject to future IRS guidance, any distribution by a Fund to a shareholder, including a distribution in redemption of shares and a distribution of income or gains exempt from U.S. federal income tax or, in the case of distributions to a non-U.S. shareholder, exempt from withholding under the regular withholding rules described above (e.g., capital gain dividends), will be a Withholding Payment subject to the new 30% withholding requirements, unless a shareholder provides information, certifications, representations or waivers of foreign law, as such Fund requires, to comply with the new rules. In the case of certain foreign shareholders, it is possible that this information will include information regarding direct and indirect U.S. owners of such foreign shareholders. U.S. shareholders generally will not be subject to this 30% withholding requirement so long as they provide the Funds with certification of their U.S. status, as the Funds require, to comply with the new rules. The failure of a shareholder to provide such information may result in other adverse consequences to the shareholder. A foreign shareholder that is treated as a "foreign financial institution" generally will be subject to withholding unless it enters into an agreement with the IRS.

In general, any U.S. or foreign person investing in the Funds through an intermediary that is treated as a "foreign financial institution" will have Withholding Payments made to them attributable to their Fund distributions reduced by the 30% withholding rate if the person fails to provide the intermediary, or the intermediary fails to provide the Funds, with the certifications, waivers or other information that the intermediary or the Funds, as applicable, needs to comply with these new rules. U.S. and foreign persons investing in the Funds through foreign intermediaries are urged and advised to consult with the intermediaries and/or their own tax advisers regarding the application of these rules to their accounts and their investment in the Funds.

The scope of these requirements remains unclear and potentially subject to material changes resulting from any future guidance. Shareholders are urged and advised to consult their own tax advisers regarding the application of these requirements to their own situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

The HIRE Act creates new foreign asset reporting requirements for certain persons. Effective for taxable years beginning after March 18, 2010, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in "specified foreign financial assets" on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund's "specified foreign financial assets" (if any). Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE WHETHER THESE REPORTING REQUIREMENTS ARE APPLICABLE TO THEM.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could UBTI by virtue of its investment in a Fund as a result of such Fund's investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes "excess inclusion income" (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. ALL TAX-EXEMPT SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

PORTFOLIO TRANSACTIONS

The Advisor and each Sub-Advisor are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisor and each Sub-Advisor generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Advisor and each Sub-Advisor seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Advisor and each Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Advisor and the Sub-Advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisor and each Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor and the Sub-Advisor under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Advisor and each Sub-Advisor, a Fund or other accounts managed by the Advisor and the Sub-Advisor will be benefited by supplemental research services, the Advisor and the Sub-Advisor are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisor and each Sub-Advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or the Sub-Advisor will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through brokers that may be deemed "affiliates" under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Advisor or a Sub-Advisor directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Advisor nor any Sub-Advisor may consider the sale of Fund shares in selecting among executing broker-dealers. The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.

For the fiscal years ended September 30, 2009 and 2010 the Trust's portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                                    PORTFOLIO TURNOVER RATE
                                                    ----------------------------
FUND                                                2009              2010
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund                      125%              71%
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund              15%               119%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund                    79%               45%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                   162%              180%
--------------------------------------------------------------------------------
Small Cap Value Fund                                215%              158%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund                    50%               27%
--------------------------------------------------------------------------------
Mid Cap Fund                                        187%              132%
--------------------------------------------------------------------------------
Capital Appreciation Fund                           --                33%
--------------------------------------------------------------------------------
Total Return Bond Fund                              --                160%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund                        --                8%
--------------------------------------------------------------------------------
Global Equity Fund                                  --                68%
--------------------------------------------------------------------------------
Global Real Estate Fund                             --                107%
--------------------------------------------------------------------------------
International Fixed Income Fund                     --                160%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund                       --                2%
--------------------------------------------------------------------------------
Market Neutral Equity Fund                          --                377%
--------------------------------------------------------------------------------
Mid Cap Value Fund                                  --                45%
--------------------------------------------------------------------------------
Small Cap Core Fund                                 --                29%
--------------------------------------------------------------------------------
Focused Equity Fund                                 --                101%
--------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the portfolio turnover rate for the Premium Yield Equity Fund was as follows:

--------------------------------------------------------------------------------
                                                    PORTFOLIO TURNOVER RATE
                                                    ----------------------------
FUND                                                2008        2009       2010
--------------------------------------------------------------------------------

Premium Yield Equity Fund                           181%        30%        29%
--------------------------------------------------------------------------------

The portfolio turnover rate for the Ultra Short Duration Fixed Income Fund increased significantly from 2009 to 2010 due to the sub-advisor's strategy of focusing on short-duration securities that generate significant cash flow through maturity or pay down (on amortizing mortgage- and asset-backed securities). This high cash flow strategy allows the advisor to continually reinvest at prevailing market rates and reduce price volatility.


The portfolio turnover rate for the Emerging Markets Equity Fund II is not included because the Fund had not commenced operations prior to September 30, 2010.

The brokerage commissions paid by the Trust for the fiscal years ended September 30, 2008, 2009 and 2010 were as follows:

----------------------------------------------------------------------------------------------
                                     TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                     ---------------------------------------------------------
FUND                                 2008               2009               2010
----------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund       N/A                N/A                N/A
----------------------------------------------------------------------------------------------
Ultra Short Duration Fixed
Income Fund                          N/A                N/A                N/A
----------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund     N/A                N/A                N/A
----------------------------------------------------------------------------------------------
Small Cap Value Fund                 $812,822           $810,506           $448,303
----------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund    $131,592           $155,805           $110,674
----------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund     $209,016           $338,702           $230,796
----------------------------------------------------------------------------------------------
Mid Cap Fund                         $1,456,517         $1,121,893         $457,812
----------------------------------------------------------------------------------------------
Capital Appreciation Fund            --                 --                 $9,387
----------------------------------------------------------------------------------------------
Total Return Bond Fund               --                 --                 $41
----------------------------------------------------------------------------------------------
Emerging Markets Equity Fund         --                 --                 $176,320
----------------------------------------------------------------------------------------------
Global Equity Fund                   --                 --                 $12,510
----------------------------------------------------------------------------------------------
Global Real Estate Fund              --                 --                 $10,291
----------------------------------------------------------------------------------------------
International Fixed Income Fund      --                 --                 N/A
----------------------------------------------------------------------------------------------
Large Cap Relative Value Fund        --                 --                 $3,543
----------------------------------------------------------------------------------------------
Market Neutral Equity Fund           --                 --                 $62,193
----------------------------------------------------------------------------------------------
Mid Cap Value Fund                   --                 --                 $42,550
----------------------------------------------------------------------------------------------
Small Cap Core Fund                  --                 --                 $181,509
----------------------------------------------------------------------------------------------
Focused Equity Fund                  --                 --                 $9,712
----------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the brokerage commissions paid by the Premium Yield Equity Fund were as follows:

----------------------------------------------------------------------------------------------
                                     TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                     ---------------------------------------------------------
FUND                                 2008               2009               2010
----------------------------------------------------------------------------------------------
Premium Yield Equity Fund            $101,639           $28,351            $37,274
----------------------------------------------------------------------------------------------


The brokerage commissions for the Emerging Markets Equity Fund II are not included because the Fund had not commenced operations prior to September 30, 2010.


The total amount of securities of regular Broker/Dealers held by each Fund for the fiscal year ended September 30, 2010 were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL AMOUNT OF
                                                                       SECURITIES
FUND                                NAME OF BROKER/DEALER              HELD BY FUND         TYPE OF SECURITY
-------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed
Income Fund                         Bank of America                    $1,678,072           Asset-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Goldman Sachs                      $1,225,361           Asset-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Wells Fargo                        $406,112             Asset-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Bank of America                    $5,584,851           Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Bear Stearns                       $3,965,171           Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Credit Suisse                      $2,078,101           Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    First Union/ Lehman  Brothers/
                                    Bank of America                    $542,484             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    JPMorgan                           $5,740,908           Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Lehman Brothers/ UBS               $6,924,493           Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Merrill Lynch                      $3,928,212           Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Salomon Brothers                   $399,896             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Wachovia                           $3,916,015           Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Wells Fargo                        $2,405,806           Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund    Bank of America                    $191,723             Asset-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Credit Suisse                      $333,279             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Goldman Sachs                      $284,981             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Jefferies Group                    $345,027             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Merrill Lynch                      $65,564              Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Morgan Stanley                     $268,539             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Wells Fargo                        $501,231             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Bank of America                    $349,329             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Credit Suisse                      $124,394             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    JPMorgan                           $345,701             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Lehman Brothers/UBS                $1,401,781           Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Merrill Lynch                      $291,508             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                    Morgan Stanley                     $207,288             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Wells Fargo                        $138,924             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund      Bank of America                    $1,266,188           Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Bear Stearns                       $204,074             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Citigroup                          $1,542,770           Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Deutsch Bank                       $230,550             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Goldman Sachs                      $890,572             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Jefferies Group                    $580,554             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    JPMorgan                           $719,680             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Key Bank                           $349,457             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Merrill Lynch                      $235,276             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Morgan Stanley                     $306,024             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Wachovia                           $631,926             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Wells Fargo                        $184,073             Debt
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund           Bank of America                    $203,271             Equity
-------------------------------------------------------------------------------------------------------------------------
                                    Goldman Sachs                      $113,495             Equity
-------------------------------------------------------------------------------------------------------------------------
                                    JPMorgan                           $175,122             Equity
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund              Bank of America                    $307,882             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Cantor Fitzgerald                  $94,485              Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Citigroup                          $247,268             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Credit Suisse                      $69,339              Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Goldman Sachs                      $92,057              Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Jefferies Group                    $124,648             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    JPMorgan                           $98,503              Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Morgan Stanley                     $104,115             Debt
-------------------------------------------------------------------------------------------------------------------------
                                    Bank of America                    $399,586             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Bear Stearns                       $336,077             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Citigroup                          $118,834             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Deutsche Bank                      $84,149              Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    JPMorgan                           $624,122             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                    Wells Fargo                        $195,474             Mortgage-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Merrill Lynch                      $141,165             Asset-Backed Security
-------------------------------------------------------------------------------------------------------------------------
                                    Morgan Stanley                     $69,560              Asset-Backed Security
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund        Credit Suisse                      $4,800,379           Warrant
-------------------------------------------------------------------------------------------------------------------------
                                    JPMorgan                           $1,859,958           Warrant
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund       Bank of America                    $68,172              Equity
-------------------------------------------------------------------------------------------------------------------------
                                    Goldman Sachs                      $72,290              Equity
-------------------------------------------------------------------------------------------------------------------------
                                    JPMorgan                           $72,333              Equity
-------------------------------------------------------------------------------------------------------------------------
                                    Morgan Stanley                     $49,360              Equity
-------------------------------------------------------------------------------------------------------------------------
                                    Wells Fargo                        $98,007              Equity
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund          Bank of America                    $89,148              Equity
-------------------------------------------------------------------------------------------------------------------------
                                    Citigroup                          $103,350             Equity
-------------------------------------------------------------------------------------------------------------------------
                                    Goldman Sachs                      $115,664             Equity
-------------------------------------------------------------------------------------------------------------------------
                                    Jefferies Group                    $165,637             Equity
-------------------------------------------------------------------------------------------------------------------------
                                    Morgan Stanley                     $66,636              Equity
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Focused Equity Fund                 Bank of America                    $122,172             Equity
-------------------------------------------------------------------------------------------------------------------------
                                    Goldman Sachs                      $88,483              Equity
-------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds (except the Sands Capital Select Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds (except the Sands Capital Select Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least sixty days after month-end.

      o The Sands Capital Select Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.TouchstoneInvestments.com.


The Funds may disclose any and all portfolio holdings information to its service providers, such as the Advisor, Sub-Advisor, custodian and accounting service agent. Employees of the Advisor and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.


The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class A, Class C and Class Z Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided therein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Sub-Advisor(s). Generally, Sub-Advisors will vote such proxies in accordance with their respective proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees may periodically review each Fund's proxy voting record. Information about how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available by August 31st of that year without charge, upon request by calling 1-800-543-0407 or by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX (its voting record) will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.TouchstoneInvestments.com.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of April 6, 2011, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund               Hertrus & Co.                                  94.49%
Institutional shares                         One West Chocolate Avenue
                                             Hershey, PA 17033
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund       Charles Schwab & Co.                           39.61%
Class Z                                      101 Montgomery St
                                             San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------
                                             MLPF & S                                       5.84%
                                             For the Sole Benefit of its Customers
                                             4800 Deer Lake Dr. East-3nd Floor
                                             Jacksonville, FL 32246
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                18.96%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
                                             Special Custody Acct for the Exclusive         6.17%
                                             Benefit of
                                             2801 Market Street
                                             Saint Louis, MO 63103
--------------------------------------------------------------------------------------------------------------------
                                             UBS Financial Services                         5.06%
                                             FBO Central Pacific Ban
                                             220 S King Street 20th Floor
                                             Honolulu, HI 96813
--------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Z     Charles Schwab & Co.                           81.80%
                                             101 Montgomery St
                                             San Francisco, CA 94101-4151
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                7.82%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Y     MLPF & S                                       96.62%
                                             For the Sole Benefit of its Customers
                                             4800 Deer Lake Dr. East-3nd Floor
                                             Jacksonville, FL 32246
--------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Z     Charles Schwab & Co. Inc.                      24.26%
                                             For the Benefit of its Customers
                                             101 Montgomery St.
                                             San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------------------
                                             Citigroup Global Markets Inc.                  21.39%
                                             333 West 34th Street, 3rd Floor
                                             New York, NY  10001
--------------------------------------------------------------------------------------------------------------------
                                             Pershing LLC                                   7.34%
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                29.00%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
                                             TD Ameritrade Inc for the Exclusive             5.03%
                                             Benefit of
                                             PO Box 2226
                                             Omaha, NE 68103
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
                                             Genworth Financial Trust Compnay               7.04%
                                             Genworth Financial Mutual Clients &
                                             3200 N Central Ave 7th Floor
                                             Phoenix, AZ 85012
--------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Y     Charles Schwab & Co. Inc.                      13.02%
                                             4500 Cherry Creek Dr. S. Fl. 3
                                             Denver, CO 80209
--------------------------------------------------------------------------------------------------------------------
                                             The Vanguard Fiduciary Trust Co.               31.95%
                                             PO Box 2600 VM 613
                                             Valley Forge, PA  19482
--------------------------------------------------------------------------------------------------------------------
                                             Saxon and Co                                   24.33%
                                             PO Box 7780-1888
                                             Philadelphia, PA  19182
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                10.16%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
                                             Pershing LLC                                   5.36%
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399
--------------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Y                         Wells Fargo Bank NA FBO                        94.31%
                                             PO Box 1533
                                             Minneapolis, MN 55480
--------------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class A                         Raymond James Trust NA                         8.05%
                                             FBO Arnold T Strickert
                                             880 Carillon Parkway
                                             Saint Petersburg, FL 33716
--------------------------------------------------------------------------------------------------------------------
                                             Pershing LLC                                   5.63%
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399
--------------------------------------------------------------------------------------------------------------------
                                             UBS Financial Services Inc. FBO                20.07%
                                             Jeffrey D Glidden
                                             326 Sargent Road
                                             Boxborough, MA 01719
--------------------------------------------------------------------------------------------------------------------
                                             W Kirk Marshall                                7.66%
                                             35000 Division STE 5
                                             Richmond, MI 48062
--------------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class C                         Raymond James & Associates Inc.                5.42%
                                             FBO John E Rockhill
                                             1900 Tarpon LN
                                             Vero Beach, FL 32960
--------------------------------------------------------------------------------------------------------------------
                                             Raymond James & Associates Inc.                5.72%
                                             FBO Beth Anne Thomas
                                             8144 Davington Drive
                                             Dublin, OH 43017
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
                                             MSSB FBO                                       14.79%
                                             Carol L Hodgson
                                             11820 Berlin TPK
                                             Lovettsville, VA 20180
--------------------------------------------------------------------------------------------------------------------
                                             LPL Financial Services                         5.20%
                                             9785 Towne Center Drive
                                             San Diego, CA 92121
--------------------------------------------------------------------------------------------------------------------
                                             Special Custody Acct for the Exclusive         17.69%
                                             Benefit of
                                             2801 Market Street
                                             Saint Louis, MO 63103
--------------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Z                         MG Trust Company                               11.10%
                                             OPKO Health Inc.
                                             Suite 300 Denver, CO 80202
--------------------------------------------------------------------------------------------------------------------
                                             MG Trust Company Cust                          11.10%
                                             FBO OPKO Health Inc. 401
                                             Suite 300
                                             Denver, CO 80202
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                67.67%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
                                             TD Ameritrade Inc For the Exclusive            10.56%
                                             Benefit of
                                             PO Box 2226
                                             Omaha, NE 68103
--------------------------------------------------------------------------------------------------------------------
                                             Morgan Stanley Smith Barney                    5.68%
                                             Plaza 2 3rd Floor
                                             Jersey City, NJ 07311
--------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund Class Z                 Charles Schwab & Co. Inc.                      36.87%
                                             4500 Cherry Creek Dr. S. Fl. 3
                                             Denver, CO 80209
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                32.55%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
                                             Special Custody Acct for the Exclusive         5.90%
                                             Benefit of
                                             2801 Market Street
                                             Saint Louis, MO 63103
--------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund Class A                 Touchstone Advisors Inc                        100.00%*
                                             303 Broadway, Suite 1100
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund Class C                 Touchstone Advisors Inc                        100.00%*
                                             303 Broadway, Suite 1100
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund Class Y                 Touchstone Advisors Inc                        100.00%*
                                             303 Broadway, Suite 1100
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund Institutional Shares    Touchstone Advisors Inc                        100.00%*
                                             303 Broadway, Suite 1100
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A    Charles Schwab & Co. Inc.                      30.29%
                                             4500 Cherry Creek Dr. S. Fl. 3
                                             Denver, CO 80209
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services Corp               19.84%
                                             For the Exclusive Benefit of Our Customers
                                             100 Magellan Way
                                             Covington, KY  41015-1987
--------------------------------------------------------------------------------------------------------------------
                                             MLPF & S                                       6.31%
                                             For the Sole Benefit of its Customers
                                             4800 Deer Lake Dr. East-3nd Floor
                                             Jacksonville, FL 32246
--------------------------------------------------------------------------------------------------------------------
                                             Pershing LLC                                   13.84%
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399
--------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C    MLPF & S                                       50.62%
                                             For the Sole Benefit of its Customers
                                             4800 Deer Lake Dr. East-2nd Floor
                                             Jacksonville, FL 32246
--------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund Class A            Western & Southern Life Insurance              47.68%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             Western & Southern Financial Group             25.47%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             Pershing LLC                                   5.21%
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399
--------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund Class C            Charles Schwab & Co. Inc.                      5.50%
                                             101 Montgomery St.
                                             San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------
                                             MLPF & S                                       7.63%
                                             For the Sole Benefit of its Customers
                                             4800 Deer Lake Dr. East-2nd Floor
                                             Jacksonville, FL 32246
--------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund Class Y            National Financial Services LLC                77.20%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
                                             MLPF & S                                       16.38%
                                             For the Sole Benefit of its Customers
                                             4800 Deer Lake Dr. East-2nd Floor
                                             Jacksonville, FL 32246
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund Class A            National Financial Services Corp               5.86%
                                             For the Exclusive Benefit of David H
                                             Haffenreffe
                                             9000 Meredith Pl
                                             Beverly Hills, CA 90210
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services Corp               5.57%
                                             For the Exclusive Benefit of Maria K Bauer
                                             3733 Massachusetts Ave NW
                                             Washington, DC 20016
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund Class C            Western & Southern Life Insurance Co.          23.68%
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             Raymond James FBO Cathy A Savares              8.91%
                                             1605 Makarios Drive
                                             Saint Augustine, FL 32080
--------------------------------------------------------------------------------------------------------------------
                                             Special Custody Acct for the Exclusive         53.61%
                                             Benefit of
                                             2801 Market Street
                                             Saint Louis, MO 63103
--------------------------------------------------------------------------------------------------------------------
                                             Keith A Fohncke                                5.61%
                                             16432 Stiles Rd
                                             Wapakoneta, OH 45895
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund Class Y            Western & Southern Life Insurance Co.          80.11%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                15.93%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund Institutional      Western & Southern Life Insurance Co.          100.00%*
Shares                                       400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund Class A               LPL Financial                                  9.86%
                                             9785 Towne Centre Drive
                                             San Diego, CA 92121
--------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund Class C               Charles Schwab & Co. Inc.                      40.93%
                                             101 Montgomery St.
                                             San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------
                                             Janney Montgomery Scott LLC                    5.87%
                                             1801 Market Street
                                             Philadephia, PA 19103
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund Class Y               Janney Montgomery Scott LLC                    52.67%
                                             1801 Market Street
                                             Philadephia, PA 19103
--------------------------------------------------------------------------------------------------------------------
                                             Raymond James Association                      6.09%
                                             FBO Robert J Bess IR
                                             775 Capilano CT
                                             Castle Rock, CO 80108
--------------------------------------------------------------------------------------------------------------------
                                             Western & Southern Financial Group             13.55%
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             LPL Financial                                  6.66%
                                             9785 Towne Centre Drive
                                             San Diego, CA 92121
--------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund Institutional         Western & Southern Financial Group             23.46%
Shares                                       400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                26.57%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
                                             Capinco c/o US Bank NA                         24.50%
                                             PO Box 1787
                                             Milwaukee, WI 53201
--------------------------------------------------------------------------------------------------------------------
                                             Saxon CO                                       7.15%
                                             PO Box 7780-1888
                                             Philadelphia, PA 19182
--------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund Class A         Charles Schwab & Co. Inc.                      31.47%
                                             101 Montgomery St.
                                             San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------
Emerging Market Equity Fund Class C          Special Custody Acct for the Exclusive         19.79%
                                             Benefit of
                                             2801 Market Street
                                             Saint Louis, MO 63103
--------------------------------------------------------------------------------------------------------------------
Emerging Market Equity Fund Class Y          Special Custody Acct for the Exclusive         13.75%
                                             Benefit of
                                             2801 Market Street
                                             Saint Louis, MO 63103
--------------------------------------------------------------------------------------------------------------------
                                             Charles Schwab & Co. Inc.                      64.00%
                                             101 Montgomery St.
                                             San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                15.97%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund Institutional   National Financial Services LLC                58.19%
Shares                                       200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
                                             USB Financial Services Inc. FBO Memorial       7.14%
                                             Health
                                             17360 Brookhurst St
                                             Fountain Valley, CA 92708
--------------------------------------------------------------------------------------------------------------------
                                             Mac Co                                         14.94%
                                             Attn Mutual Fund Op
                                             PO Box 3198 525 William Penn
                                             Pittsburgh, PA 15230
--------------------------------------------------------------------------------------------------------------------
                                             Charles Schwab & Co. Inc.                      6.66%
                                             101 Montgomery St.
                                             San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------
Focused Equity Fund Class C                  LPL Financial                                  5.49%
                                             9785 Towne Centre Drive
                                             San Diego, CA 92121
--------------------------------------------------------------------------------------------------------------------
                                             Western & Southern Life Insurance Co.          46.55%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             TD Ameritrade Inc for the Exclusive Benefit    20.00%
                                             of
                                             PO Box 2226
                                             Omaha, NE 68103
--------------------------------------------------------------------------------------------------------------------
                                             Pershing LLC                                   20.55%
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399
--------------------------------------------------------------------------------------------------------------------
Focused Equity Fund Class Y                  Fifth Third Bank                               5.84%
                                             Western & Southern 401k Savings Plan
                                             8515 E Orchard Rd
                                             Centennnial, CO 80111
--------------------------------------------------------------------------------------------------------------------
                                             Fifth Third Bank                               6.34%
                                             FBO Our Echo LLC-CA
                                             PO Box 3385
                                             Cincinnati, OH 45263
--------------------------------------------------------------------------------------------------------------------
                                             Fifth Third Bank                               5.43%
                                             FBO CORL FLP-CA
                                             PO Box 3385
                                             Cincinnati, OH 45263
--------------------------------------------------------------------------------------------------------------------
                                             Pershing LLC                                   28.55%
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399
--------------------------------------------------------------------------------------------------------------------
Focused Equity Fund Institutional Shares     Western & Southern Life Insurance Co.          100.00%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
Global Equity Fund Class A                   Western & Southern Life Insurance Co.          16.73%
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             Lafayette Life Foundation Inc                  43.42%
                                             1905 Teal Rd
                                             Lafayette, IN 47905
--------------------------------------------------------------------------------------------------------------------
                                             Charles Schwab & Co. Inc.                      8.13%
                                             101 Montgomery St.
                                             San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------
Global Equity Fund Class C                   Western & Southern Life Insurance Co.          100.00%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
Global Equity Fund Class Y                   Western & Southern Life Insurance Co.          62.98%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                9.75%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
                                             LPL Financial Services                         27.27%
                                             9785 Towne Centre Drive
                                             San Diego, CA 92121
--------------------------------------------------------------------------------------------------------------------
Global Equity Fund Institutional Shares      Western & Southern Life Insurance Co.          93.05%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                6.95%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund Class A              Western & Southern Financial Group             23.26%
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             Foliofn Investments Inc                        5.29%
                                             8180 Greensboro Drive
                                             8th Floor
                                             Mclean, VA 22102
--------------------------------------------------------------------------------------------------------------------
                                             LPL Financial Services                         28.12%
                                             9785 Towne Centre Drive
                                             San Diego, CA 92121
--------------------------------------------------------------------------------------------------------------------
                                             Charles Schwab & Co. Inc.                      7.77%
                                             101 Montgomery St.
                                             San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                8.09%
                                             For the Benefit of Jean S Crosby
                                             7181 County Route 13
                                             Bath, NY 14810
--------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund Class C              Western & Southern Financial Group             95.94%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund Class Y              Western & Southern Financial Group             92.46%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund Institutional        Western & Southern Financial Group             99.72%*
Shares                                       400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund Class A      Charles Schwab & Co. Inc.                      6.41%
                                             101 Montgomery St.
                                             San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------
                                             Western & Southern Financial Group             9.17%
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             NFS LLC FEBO                                   6.15%
                                             NFS Fmtc Roth IRA
                                             98 Via Ventura
                                             Monterey, CA 93940
--------------------------------------------------------------------------------------------------------------------
                                             NFS LLC FEBO                                   6.35%
                                             NFS Fmtc IRA-BDA
                                             2250 Ocean St Ext
                                             Santa Cruz, CA 95060
--------------------------------------------------------------------------------------------------------------------
                                             NFS LLC FEBO                                   11.43%
                                             Carolynn W Abraha
                                             2250 Ocean St Ext
                                             Santa Cruz, CA 95060
--------------------------------------------------------------------------------------------------------------------
                                             DA Davidson Co. Inc.                           10.77%
                                             For Benefit of Wayne E Lee
                                             Box 5015
                                             Great Falls, MT 59403
--------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund Class C      Western & Southern Financial Group             28.51%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             LPL Financial                                  50.39%
                                             9785 Towne Centre Drive
                                             San Diego, CA 92121
--------------------------------------------------------------------------------------------------------------------
                                             Raymond James Associates Inc.                  13.04%
                                             FBO Eleanor T Nashl
                                             4825 Old Farm Dr Apt 219
                                             Colorado Springs, CO 80917
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
                                             Raymond James Associates Inc.                  5.09%
                                             FBO Richard Charle
                                             1401 W Dry Creek Rd
                                             Litteton, CO 80120
--------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund Class Y      Western & Southern Financial Group             20.82%
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             Raymond James Associates Inc.                  10.54%
                                             FBO Bold Investment
                                             1401 W Dry Creek Rd
                                             Littleon, CO 80120
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                5.19%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
                                             LPL Financial                                  32.76%
                                             9785 Towne Centre Drive
                                             San Diego, CA 92121
--------------------------------------------------------------------------------------------------------------------
                                             Raymond James Association                      5.68%
                                             FBO Evelyn M Dixon
                                             13009 Catalina St
                                             Leawood, KS 66209
--------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund              Western & Southern Financial Group             99.74%*
Institutional Shares                         400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund Class A        Pershing LLC                                   64.13%
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399
--------------------------------------------------------------------------------------------------------------------
                                             Western & Southern Life Insurance Co.          7.43%
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund Class C        Western & Southern Life Insurance Co.          35.72%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             Raymond James Association FBO Paula L Ashcraf  34.42%
                                             11731 Derbyshire Drive
                                             Tampa, FL 33626
--------------------------------------------------------------------------------------------------------------------
                                             Pershing LLC                                   8.90%
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399
--------------------------------------------------------------------------------------------------------------------
                                             LPL Financial                                  14.37%
                                             9785 Towne Centre Drive
                                             San Diego, CA 92121
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund Class Y        Fifth Third Bank                               88.16%
                                             Western & Southern 401k Savings Plan
                                             8515 E Orchard Rd
                                             Centennnial, CO 80111
--------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                Western & Southern Life Insurance Co.          100.00%*
Institutional Shares                         400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund Class A           Charles Schwab & Co. Inc.                      74.71%
                                             101 Montgomery St.
                                             San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------
                                             Janney Montgomery Scott LLC                    6.73%
                                             1801 Market Street
                                             Philadelphia, PA 19103
--------------------------------------------------------------------------------------------------------------------
                                             Pershing LLC                                   8.59%
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399
--------------------------------------------------------------------------------------------------------------------
Market Neutral Fund Class C                  Western & Southern Financial Group             50.15%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             LPL Financial                                  19.09%
                                             9785 Towne Centre Drive
                                             San Diego, CA 92121
--------------------------------------------------------------------------------------------------------------------
                                             Janney Montgomery Scott LLC                    7.64%
                                             1801 Market Street
                                             Philadephia, PA 19103
--------------------------------------------------------------------------------------------------------------------
Market Neutral Fund Class Y                  Western & Southern Financial Group             62.01%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             Western & Southern Life Insurance Co.          28.46%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             Aronson & Johnson & Ortiz LP                   5.81%
                                             230 South Broad St 20th Floor
                                             Philadelphia, PA 19102
--------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund Class C                  Special Custody Acct for the Exclusive         6.47%
                                             Benefit of
                                             2801 Market Street
                                             Saint Louis, MO 63103
--------------------------------------------------------------------------------------------------------------------
                                             Pershing LLC                                   8.62%
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
                                             MLPF & S                                       12.25%
                                             For the Sole Benefit of its Customers
                                             4800 Deer Lake Dr. East-2nd Floor
                                             Jacksonville, FL 32246
--------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund Class Y                  Charles Schwab & Co. Inc.                      25.47%
                                             101 Montgomery St.
                                             San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                17.19%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
                                             Wells Fargo Bank NA FBO                        16.46%
                                             Retirement Plan SVC
                                             PO Box 1533
                                             Minneapolis, MN 55480
--------------------------------------------------------------------------------------------------------------------
                                             SEI Private Trust Company                      14.48%
                                             C O State Street ID 5
                                             One Freedom Valley Drive
                                             Oaks, PA 19456
--------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund Institutional Shares     Charles Schwab & Co. Inc.                      26.25%
                                             101 Montgomery St.
                                             San Francisco, CA 94101
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                53.05%
                                             200 Liberty St 1 World Financial
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
                                             Mitra Co FBO Va                                6.81%
                                             CO Marshall Ilsley
                                             11270 West Park Place Ste 40
                                             PPW-04-WM Milwaukee, WI 5322
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund Class A                   Pershing LLC                                   31.14%
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399
--------------------------------------------------------------------------------------------------------------------
                                             NFS LLC FEBO                                   12.46%
                                             City National Bank
                                             225 Broadway Floor 5
                                             San Diego, CA 92101
--------------------------------------------------------------------------------------------------------------------
                                             Charles Schwab & Co. Inc.                      17.61%
                                             101 Montgomery St.
                                             San Francisco, CA 94101
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund Class C                   Western & Southern Life Insurance Co.          78.31%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             Stifel Nicolaus Co Inc                         5.99%
                                             501 North Broadway
                                             St. Louis, MO 63102
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                             NAME AND ADDRESS                               PERCENTAGE OF
FUND                                         OF BENEFICIAL OWNER                            FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund Class Y                   Western & Southern Life Insurance Co.          5.20%
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             National Financial Services LLC                21.75%
                                             200 Liberty St 1 World Fincl
                                             New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
                                             Charles Schwab & Co. Inc.                      48.41%
                                             101 Montgomery St.
                                             San Francisco, CA 94101
--------------------------------------------------------------------------------------------------------------------
                                             Fifth Third Bank                               7.57%
                                             Western & Southern 401k Savings Plan
                                             8515 E Orchard Rd
                                             Centennnial, CO 80111
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund Institutional Shares      Western & Southern Life Insurance Co.          62.27%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------
                                             Western & Southern Financial Group             34.05%*
                                             400 Broadway
                                             Cincinnati, OH 45202
--------------------------------------------------------------------------------------------------------------------

* May be deemed to control a class or Fund because it owned beneficially more than 25% of the outstanding shares as of April 6, 2011. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.

As of April 6, 2011, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).


CUSTODIAN

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, is the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Trust's independent registered public accounting firm, Ernst & Young LLP, audits the Trust's annual financial statements. Ernst & Young LLP is located at 312 Walnut Street Cincinnati, OH 45202.

LEGAL COUNSEL

Pepper Hamilton LLP, located at 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The Financial Statements for the fiscal year ended September 30, 2010, including the Report of Ernst & Young LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report and Semi-Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by writing to Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45202. You may also obtain the Annual or Semi-Annual Reports, as well as other information about the Touchstone Funds Group Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P"), Fitch Ratings, Inc. ("Fitch") and Dominion Bond Rating Service, Limited ("Dominion") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R), Fitch and Dominion are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Advisor and/or sub-advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Advisor and/or sub-advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody's credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody's defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody's issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Dominion ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by Dominion, which information is not audited or verified by Dominion. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                            SHORT-TERM CREDIT RATINGS

Moody's

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P's short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

"F3" - Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

"B" - Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

"C" - High short-term default risk. This designation indicates that default is a real possibility.

"RD" - Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

"D" - Default. This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

      o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive. Dominion

The Dominion short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories "(high)", "(middle)", and "(low)".

R-1 (high)
Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)
Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)
Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)
Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)
Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)
Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

R-3
Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4
Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5
Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D
A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

                            LONG-TERM CREDIT RATINGS

Moody's

Moody's long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"NR" - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

The following summarizes long-term IDR categories used by Fitch:

"AAA" - Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

"BBB" - Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

"BB" - Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

"B" - Highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

"CCC" - Substantial credit risk. "CCC" ratings indicate that default is a real possibility.

"CC" - Very high levels of credit risk. "CC" ratings indicate default of some kind appears probable.

"C" - Exceptionally high levels of credit risk. "C" ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a `C' category rating for an issuer include:

            a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

            b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

            c. Fitch otherwise believes a condition of "RD" or "D" to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

"RD" - Restricted default. "RD" ratings indicate an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

            a. the selective payment default on a specific class or currency of debt;

            b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

            c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

            d. execution of a coercive debt exchange on one or more material financial obligations.

"D" - Default. "D" ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-Term IDR category, or to Long-Term IDR categories below "B."

Specific limitations relevant to the issuer credit rating scale include:

o The ratings do not predict a specific percentage of default likelihood over any given time period.

o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

o The ratings do not opine on the liquidity of the issuer's securities or stock.

o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

o The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

AAA
Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA
Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A
Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB
Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB
Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B
Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C
Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D
A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

                             MUNICIPAL NOTE RATINGS
Moody's

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG 1" through "MIG 3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG 1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG 2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG 3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG 1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG 1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B - PROXY VOTING POLICIES

TURNER INVESTMENT PARTNERS, INC.

PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, "Turner"), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS's voting recommendations typically favor the interests of the shareholder/owner rather than a company's management. Turner's long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner's selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner's control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations
  and Technology Administration
c/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

      Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Fort Washington's policy is to vote proxies in the best interests of the Fund at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

      o maintain or strengthen the shared interests of stockholders and management;

      o     increase shareholder value; and

      o     maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics' proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

      o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

      o Fort Washington may engage an independent third party to determine how the proxy should be voted;

      o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

SANDS CAPITAL MANAGEMENT LLC

Proxy Voting Policy and Procedures
Implementation Date: November 2006
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ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

POLICY

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

PROCEDURES FOR SCM'S RECEIPT OF CLASS ACTIONS

The following procedures outline SCM's receipt of "Class Action" documents from clients and custodians. It is SCM's position not to file these "Class Action" documents, but if received will follow these guidelines:

      If "Class Action" documents are received by SCM from the CLIENT, SCM will gather, at the client's request, any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

PROXY COMMITTEE

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

      1. SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

            As part of the account opening procedure, The Director of Client Services will note whether or not SCM is responsible for voting client proxies for the new client.

      2. In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

      3. The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

      4. Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

      5. SCM Staff Members will reasonably try to assess any material conflicts between SCM's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

      6. So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

      7. Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

      8. SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM's fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when an adviser's analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

      9. The Director of Client Services and the Research Analyst will report any attempts by SCM's personnel to influence the voting of client proxies in a manner that is inconsistent with SCM's Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM's CCO, or if the CCO is the person attempting to influence the voting, then to SCM's CEO.

      10. All proxy votes will be recorded and the following information will be maintained:

            o     The name of the issuer of the portfolio security;
            o     The exchange ticker symbol of the portfolio security;
            o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;
            o     The shareholder meeting date;
            o     The number of shares SCM is voting on firm-wide;
            o     A brief identification of the matter voted on;
            o Whether the matter was proposed by the issuer or by a security holder;
            o     Whether or not SCM cast its vote on the matter;
            o How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
            o     Whether SCM cast its vote with or against management; and
            o     Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

CONFLICTS OF INTEREST

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

      o CONFLICT: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM's client portfolios.

      o CONFLICT: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      o CONFLICT: SCM's Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM's client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

      o CONFLICT: SCM or a Staff Member(s) personally owns a significant number of an issuer's securities that are also held in SCM's client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

RESOLUTION:

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM's ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

RECORDKEEPING

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

      o Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

      o The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

      o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

      o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

            NOTE: SCM is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:

      o Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

      o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

      o SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

PROXY SOLICITATION

As a matter of practice, it is SCM's policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

RESPONSIBILITY

The Director of Client Services is responsible for overseeing and implementing this policy.

                             PROXY VOTING GUIDELINES


One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A.    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

      o     Long-term corporate performance record relative to a market index;
      o     Composition of board and key board committees;
      o     Corporate governance provisions and takeover activity;
      o     Board decisions regarding executive pay;
      o     Director compensation;

B.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

C.    VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

      o long-term financial performance of the target company relative to its industry;
      o     management's track record;
      o     background to the proxy contest;
      o     qualifications of director nominees (both slates);
      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
      o     stock ownership positions.
      o     Size of the Board

Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. PROXY CONTEST DEFENSES

Cumulative Voting

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

o     POISON PILLS

The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

3)    FAIR PRICE PROVISIONS

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

4)    GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

5)    SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of "superstock".

E.    SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

      a.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      2.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
            BYLAWS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.    BOARD CLASSIFICATION

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and elect all directors annually.


                     IV. MISCELLANEOUS GOVERNANCE PROVISION
BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A.    COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B.    DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.


                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                          VII. State of Incorporation

A.    VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.    Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                   VIII. MERGERS AND CORPORATE RESTRUCTURINGS

A.    MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B.    Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C.    Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D.    Changing Corporate Name

We generally vote FOR changing the corporate name.

IX. Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      o Ecological issues, including toxic hazards and pollution of the air and water;

      o Employment practices, such as the hiring of women and minority groups;

      o     Product quality and safety;

      o     Advertising practices;

      o Animal rights, including testing, experimentation and factory farming;

      o     Military and nuclear issues; and

      o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

MILLER/HOWARD INVESTMENTS PROXY VOTING POLICY

The Firm recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management's policies. Miller/Howard Investments supports voting proxies consistent with our financial, social, and environmental objectives. For more information regarding these objectives, please refer to our SRI (Socially Responsible Investing) policy.

Each proxy season, in addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, the production of weapons, land mine clean up, genetically modified foods, labor standards, and management transparency. We actively support resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources. The primary goal of the shareholder resolution process is to engage management in a dialogue. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard Investments enlisted the help of Broadridge Investor Communication Solutions, Inc. to administer electronic proxy voting. Using the services Broadridge provides, Miller/Howard Investments is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting SRI recommendations as provided by Glass Lewis.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard Investments has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard Investments maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

The Firm will generally vote on all proxies it receives. However, Miller/Howard Investments may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

Miller/Howard Investments will vote differently from Glass Lewis recommendations if we believe such action is in the best interest of our clients and/or our unique objectives.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard Investments will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE:

Miller/Howard Investments discloses a summary of our proxy voting policy in our Form ADV Part II.

JKMILNE ASSET MANAGEMENT PROXY VOTING POLICY

JKMilne invests exclusively in non-voting securities.

LONGFELLOW INVESTMENT MANAGEMENT CO.

Longfellow invests exclusively in non-voting securities, so they do not have a proxy voting policy.

FARR, MILLER & WASHINGTON, LLC

PROXY VOTING POLICIES

POLICY

Farr, Miller & Washington, LLC, ("FMW") as a matter of policy and practice, has no authority to vote proxies on behalf of its advisory clients except for Institutional ERISA clients only on a case by case basis and also for specific sub-advised mutual funds.

The firm may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. Farr, Miller & Washington, LLC's policy of having no proxy voting responsibility is disclosed to clients on the investment advisory contract and Form ADV Part II.

For certain sub-advised mutual funds, FMW will have the responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. As part of our voting process, FMW has retained an independent third party proxy consultant, RiskMetrics-ISS, a fully outsourced proxy voting service which includes delivery of holdings specific proxy research and recommendations, automated voting with vote override options, full record keeping and a dedicated account management team to support the service.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

The CCO has the responsibility for the implementation and monitoring of our proxy policy, practices, disclosures and record keeping. For the sub-advised mutual fund client, the firm has delegated its responsibilities under its proxy voting procedures to a third party. We have retained RiskMetrics-ISS ("ISS") to assist in the process of proxy voting.

PROCEDURE

Farr, Miller & Washington, LLC has adopted procedures to implement the firm's policy. To ensure the policy is observed, implemented properly and amended or updated, as appropriate, FMW constantly monitors firm's activities and conducts reviews on a periodic basis. The procedures include the following:

VOTING PROCEDURES:

Any proxy materials received on behalf of the sub-advised mutual fund client will be forwarded or received directly by RiskMetrics-ISS;

Absent material conflicts, ISS will determine how Farr, Miller & Washington, LLC should vote the proxy in accordance with the applicable voting guideline, complete the proxy and vote the proxy in a timely and appropriate manner.

DISCLOSURE

Although FMW's general policy is not to accept proxy voting responsibility from its clients except for institutional ERISA clients on a case by case basis and specific sub-advised mutual funds, FMW provides conspicuously displayed information in its ADV Part II summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Farr, Miller & Washington, LLC voted a client's proxies, and that clients may request a copy of these policies and procedures.

CLIENT REQUESTS FOR INFORMATION

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Taylor McGowan, Principal or the CCO, Susan Cantus.

In response to any request FMW will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Farr, Miller & Washington, LLC voted the client's proxy with respect to each proposal about which client inquired.

VOTING GUIDELINES

For sub-advisers mutual funds that designate FMW as the responsible party to vote proxies, FMW has adopted Risk Metrics-ISS 2009 US Proxy Voting Guidelines which votes in the best economic interest of the client, as they may be amended by ISS from time to time, to further the interest of the funds' shareholders with respect to proxy voting matters. A current summary of the pre-determined proxy voting guidelines adopted by FMW can be found at www.riskmetrics.com/policy.

For the sub-advised mutual funds for which FMW vote proxies, proxies will be voted in accordance with recommendations contained in voting guidelines prepared by RiskMetrics-ISS, except the following:

      1. The Proxy Committee may propose a particular vote cast against RiskMetrics-ISS recommendation or may propose an abstention from voting, if the Proxy Committee has determined that such action will serve the best interest of clients.

      2. If RiskMetrics-ISS has not made a recommendation on how a particular proxy should be voted, the Proxy Committee will make a voting recommendation, consistent with the best interest of the clients.

      3. If RiskMetrics-ISS determines that a conflict of interest exists and therefore is precluded from making a recommendation to a particular vote, the Proxy Committee will make a voting recommendation, consistent with the best interest of the clients.

The Proxy Committee (including Taylor McGowan, Principal and Susan Cantus, CCO) has the authority to override RiskMetrics-ISS recommendations and determine how a proxy should be voted.

CONFLICTS OF INTEREST

FMW will ensure that proxy votes are voted in the Funds' best interest and are not affected by FMW's conflicts of interest. Proxy votes cast based upon the recommendations of an independent third party will be cast according to a pre-determined proxy voting policy.

Farr, Miller & Washington, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Farr, Miller & Washington, LLC (including its employees) with the issuer of each security to determine if Farr, Miller & Washington, LLC or any of its employees has any financial, business or personal relationship with the issuer. The CCO also monitors any potential conflicts of interest on a periodic basis.

If a material conflict of interest exists, the Proxy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Farr, Miller & Washington, LLC will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

Taylor McGowan or the CCO, Susan Cantus, shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

These policies and procedures and any amendments;

Each proxy statement that Farr, Miller & Washington, LLC receives; *

A record of each vote that Farr, Miller & Washington, LLC casts; * Any document Farr, Miller & Washington, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision;

A copy of each written request from a client for information on how Farr, Miller & Washington, LLC voted such client's proxies, and a copy of any written response.

* FMW may satisfy this requirement by relying on RiskMetrics-ISS to make and retain on the advisors behalf, a copy of a proxy statement and record of the vote cast (provided FMW has obtained an undertaking from ISS to provide a copy of the record promptly upon request).

AGF INVESTMENTS AMERICA INC.

In absence of specific proxy voting guidelines from the Fund, AGF will vote proxies to maximize positive economic effect on shareholder value and to protect rights of shareholders to the best interests the Fund. AGF's proxy voting guidelines are not intended to dictate precisely how each issue must be voted in every circumstance. Rather, the intention is to provide a framework defining how to approach the voting for each issue to ensure a disciplined approach to voting proxies. AGF may retain a third-party company to provide research or other assistance with voting proxies, however the decision making process rests with AGF.

AGF applies the following proxy voting guidelines for non routine matters:

EXECUTIVE COMPENSATION: Will be voted to ensure that the interests of management and shareholders are properly aligned and positive economic shareholder value is not compromised.

EMPLOYEE STOCK PURCHASE PLANS: strategic rationale, shareholder rights, dilution, interest alignment and corporate governance, amongst other matters, will be carefully evaluated.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Consideration of strategic rationale, shareholder ratification, financial implications, future economic prospects, changes in corporate governance and their impact on shareholder rights and other related matters shall be considered when voting. Generally, positive economic shareholder value and preserved shareholder rights must be anticipated.

POISON PILLS: Primary objective is to maximize positive economic effect on shareholder value and minimal impact on shareholder rights. A decision to abstain from voting or to vote for contentious poison pills may be in the interest of Client Account's where short term gains timed with the disposal of the security is anticipated.

ANY PROPOSAL AFFECTING SHAREHOLDER RIGHTS: AGF believes that certain fundamental rights of shareholders must be protected and will generally vote in favour of proposals that give shareholders a greater voice in the affairs of the company.

SHARE BLOCKING: AGF has sole discretion in determining whether to enter a vote in markets in which share blocking takes place by considering whether the potential loss resulting from the inability to trade during the blocking period outweighs any potential gain to securityholders through executing the proxy solicitation.

If a potential conflict should arise, AGF will vote proxies to maximize positive economic effect on shareholder value and to protect rights of shareholders to the best interests the Fund. If the conflict of interest arises between a portfolio manager and an issuer, the matter will be referred to the Proxy Voting Committee and the Committee will meet to consider the matter, and make a determination, based upon representations to it, as to how to vote the proxy.

BEDLAM ASSET MANAGEMENT PROXY VOTING POLICY

PROXY VOTING POLICY

Bedlam manages two different types of mandate:

1. Those requiring Bedlam to vote on their behalf at every meeting.

2. Those which leave voting entirely to Bedlam's discretion.

In both cases the guiding principles are the same. They can be defined as an alignment of management and shareholders, along with equal treatment, management rewards commensurate with shareholder returns and prudent stewardship of the business. Specific examples of how these principles are applied are set out below.

1. OPTIONS. The interests of management and shareholders must be aligned. Thus if a company is buying back its own shares, but the price of these executive options is not adjusted upwards to reflect this, Bedlam would vote against it. The same would apply if option pricing and rewards were not primarily driven by growth in taxable profits. Bedlam would also tend to vote against resetting exercise prices lower, especially following management-made errors which have reduced profits and consequently the share price.

2. CONTRACTS AND COMPENSATION. Bedlam will vote against over-generous compensation packages, applying the "reasonable man" test. Usually, the larger the organisation, then in practice the easier to replace executives. Increasing executive benefits without a commensurate rise in profits is simply inappropriate.

3. BOARD APPOINTMENTS. Bedlam will always vote against the appointment, or reappointment, of directors with a proven track record of value destruction at other companies. Similarly, hereditary or serial directors.

4. DILUTION. Bedlam votes against selective placements; all shareholders should be treated equally.

5. MANAGEMENT BUYOUTS. The principle is clear: to vote against unless there are overwhelming reasons not to do so. Management is an insider and as such has a better idea of the value than the shareholder. It must be assumed they are bidding below fair value.

6. PRUDENT DEBT AND CASH MANAGEMENT. Bedlam's role is not to participate in the management of companies in which it invests for clients, but it would vote against any financially imprudent new expansion or takeover plans revealed as a result of its analyst's modelling. The same would apply to any plans to take on an excessive level of debt relative to the business's ability to service it throughout the cycle; or plans to expand the business into areas where the company has little or no proven skills or comparative advantage. These decisions will be driven by the company's balance sheet and cash generating abilities.

7. VOTES AGAINST AUDITORS. On occasions when there have been key changes without allowing a shareholder vote, Bedlam has voted against the re-appointment of the auditors. Given the discomfort this causes, it sometimes elicits a call from the company.

For those clients who do not specify compulsory voting, Bedlam will vote less frequently.

Bedlam's approach is that it is buying a share in a business. Before this take place, the company will already have been modelled in detail. The process includes meetings with management, and their competitors/suppliers. Such dialogues continue after investment. On most occasions Bedlam would expect to be in agreement with the company's direction and management policies. Voting against management too frequently must be seen as a sign of a failure in the investment process.

Bedlam does not seek to operate as a corporate activist, to change a company's direction or board; nor to lobby for it to break itself up or issue more shares. As each holding must fit the Bedlam investment process and discipline, the investment team would already expect to know their policies and valuation. However, they would not hesitate to cast votes and be noisy should management of a fundamentally sound business breach the general tenets above.

The overall driving principle behind any vote is the best gain for investors on a twoyear view, consistent with Bedlam's modelling process.

CORNERSTONE REAL ESTATE ADVISERS LLC

PROXY VOTING POLICY

Cornerstone has adopted these proxy voting policies and procedures ("Policy") in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and has designed the Policy to ensure compliance with that Rule as well as with other applicable fiduciary obligations of Cornerstone under other state and federal laws including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended. The Policy may be amended from time to time at the sole discretion of Cornerstone.

GENERAL POLICY

Cornerstone follows this Policy for each of its clients as required by law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. Additionally, certain circumstances may exist whereby Cornerstone is unable (or believes it to be unreasonable due to the expense of voting) to vote a proxy. Such cases include: (1) where the expense of voting a proxy exceeds the potential value to be gained by voting; (2) where the security is no longer held by a client; (3) where the security is subject to a securities lending arrangement (if any) which prohibits voting; or (4) where Cornerstone is prohibited by law or contract from exercising its voting rights with respect to a particular security. In such cases, Cornerstone will refrain from voting such proxies.

In all other cases, Cornerstone's policy is to vote proxies in accordance with the client's best interest. Cornerstone believes that the client's best interest means the client's best economic interest over the long term -that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform. Additionally, to the extent consistent with economic interests, Cornerstone considers a company's good corporate governance to be important to proxy voting decisions.

USE of AN INDEPENDENT, THIRD-PARTY PROXY VOTING SERVICE

In order to discharge its duties under this policy, Cornerstone receives proxy voting research, analysis and recommendations from RiskMetrics Group ("RMG", formerly "Institutional Shareholder Services"), an independent third party. Cornerstone generally follows the recommendations of RMG, although, in unique circumstances, where Cornerstone has knowledge of additional information, for example, regarding a proposed director and believes that the individual is not suited to be a director of the respective company, Cornerstone may not follow the recommendation of RMG. All decisions with respect to proxy voting, including decisions to override an RMG recommendation may be made only by Cornerstone's Proxy Administrator ("PA") in consultation with the portfolio manager(s) whose clients hold the securities in question.

CONFLICTS OF INTEREST

Cornerstone recognizes that there may be times when its interests (or the interests of one or more Cornerstone employees) may conflict with those of its clients. Cornerstone will not allow a "material conflict of interest" to interfere with its proxy voting decisions. Material conflicts of interest may exist where: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is a Cornerstone client or is known by the PA to be a client of a Cornerstone affiliate; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the PA, is being actively solicited to be a Cornerstone client or the client of a Cornerstone'affiliate; (3) a client or client-supported interest group actively supports a proxy proposal; or (4) Cornerstone (or a Cornerstone officer) has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders. Where such a conflict may exist, the Cornerstone individual in conflict shall not participate in the decision whether or not to follow the RMG recommendation. Moreover, if Cornerstone, as a company, has a conflict with respect to the proposed vote, it will follow the recommendation of RMG. As discussed above, only Cornerstone's PA may determine to override an RMG recommendation. To the extent Cornerstone's PA believes that he or she may have a conflict of interest with respect to a potential override, the PA will follow the RMG recommendation.

PROXY PROCEDURES

Once a client account is established for which Cornerstone has proxy voting authority, the PA is responsible for receiving and processing proxies for securities held in each such account and ensuring that votes are cast. With respect to each client proxy, Cornerstone receives electronically (either directly or through an affiliate) from RMG relevant proxy materials and RMG's recommendations for each particular proposal. The PA logs in any proxy materials received, matches them to the securities to be voted and confirms that the correct amount of shares, as of the record date, is reflected on the proxy. The PA then reviews RMG's recommendations and, unless conflicted, determines whether to accept RMG's recommendation or override. Any ballot issue under consideration for an override of RMG's recommendation will be forwarded to the relevant portfolio manager(s) for review and recommendation. The PA will forward the decision to RMG (either directly or through Cornerstone's affiliate) for execution.

To the extent any client may instruct Cornerstone to follow the client's own proxy voting policies with respect to that client's account, the PA is responsible for monitoring compliance with such client policies.

RECORDKEEPING

Cornerstone's PA, either internally or through RMG, compiles and maintains information, for each client for which Cornerstone votes proxies, showing the issuer's name, meeting date and manner in which it voted on each proxy proposal. Cornerstone's PA will maintain records of all proxies voted. As required by Rule 204-2(c) under the Advisers Act, Cornerstone's proxy voting records will include: (1) a copy of this Policy; (2) a copy of any document created by Cornerstone that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (3) each written client request for proxy voting records and Cornerstone's written response to any (written or oral) client request for such records. Cornerstone will either maintain its own proxy statements and records of votes cast or, as permitted by Rule 204-2(c), such records may be maintained by a third-party service provider such as RMG. To the extent that Cornerstone relies on a third-party service provider, it will obtain from that third-party an undertaking to provide Cornerstone with copies of such records promptly upon request. Proxy voting records will be maintained in an easily accessible place for five years, the first two in Cornerstone's office.

CLIENT REQUESTS FOR INFORMATION

Cornerstone will provide clients with copies of this Policy, as revised from time to time, and will provide any client with information as to how that client's proxies were voted.

REVIEW

This Policy will be subject to review on a periodic basis, as deemed appropriate by cornerstone.

GAM INTERNATIONAL MANAGEMENT LIMITED

GAM International invests exclusively in non-voting securities, so they do not have a proxy Voting policy.

EARNEST PARTNERS LLC PROXY VOTING POLICY

Proxy Policies

The best interest of clients and plan participants (the "Client") will be the sole consideration of EARNEST Partners (the "Sub-Advisor") when voting proxies of portfolio companies. Each proxy issue will receive individual consideration based on the relevant facts and circumstances. As a general rule, the Sub-Advisor will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will be adhered to unless the Sub-Advisor is instructed otherwise in writing by the Client:

      o The Sub-Advisor will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

      o The Sub-Advisor will not announce its voting intentions or the reasons for a particular vote.

      o The Sub-Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

      o The Sub-Advisor will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

      o All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Sub-Advisor's concerns for its Clients' interests and not in an attempt to influence the control of management.

With respect to ERISA accounts, the Sub-Advisor will act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is the Sub-Advisor's policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor's views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

Proxy Procedures

The Sub-Advisor has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Sub-Advisor's Proxy Voting Guidelines (currently RiskMetrics' Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Sub-Advisor's Proxy Voting Guidelines. In the case where the Sub-Advisor believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently RiskMetrics' Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict of interest. In general, RiskMetrics' Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Sub-Advisor will seek the advice of the Client.

A detailed description of the Sub-Advisor's specific Proxy Voting Guidelines will be furnished upon request. You may also obtain information about how the Sub-Advisor has voted with respect to portfolio company securities by calling, writing, or emailing the Sub-Advisor at:

      EARNEST Partners
      1180 Peachtree Street NE, Suite 2300
      Atlanta, GA 30309
      invest@earnestpartners.com
      404-815-8772

The Sub-Advisor reserves the right to change these policies and procedures at any time without notice.

ARONSON JOHNSON ORTIZ, LP, PROXY VOTING POLICY

OVERVIEW

ARONSON JOHNSON ORTIZ (AJO), exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client's investment management agreement; other clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm's Proxy Manager, and AJO's proxy voting is overseen by the firm's Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with AJO's fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO's quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. AJO has procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. AJO votes each proxy individually and on rare occasions we will not follow the third-party recommendation. AJO will only vote against the recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest (see "Conflicts of Interest," below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

CONFLICTS OF INTEREST

Actual and potential conflicts of interest, including conflicts of interest of our third- party proxy service, are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the recommendation of our proxy voting service, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. If our primary proxy voting service has a conflict of interest that causes it to abstain from making a recommendation on the proxy, the Committee will determine how to vote the proxy. In making this determination, the Committee may use the guidelines issued by our proxy voting service for similar proxy issues or may seek the recommendation of a secondary proxy service.

RECORD-KEEPING

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC's online document filing and retention system.

VOTE DISCLOSURE

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215.546.7500.

AJO treats proxy votes as the property of the client and will generally not disclose proxy votes to third parties. AJO may be required by law or regulation to report or disclose to the SEC or to other regulatory bodies how AJO votes on certain proxy issues. Such disclosure may become publicly available.

LEE MUNDER CAPITAL GROUP LLC

1. OPERATIONAL ITEMS:
AUDITOR RATIFICATION

Generally vote FOR proposals to ratify auditors unless:

o An auditor has a financial interest in or association with the company and is therefore not independent;
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
o Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or
o     Fees for non-audit services are excessive

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

2. BOARD OF DIRECTORS:
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees examining things such as:

o     Nominee's attendance at meetings;
o     Long-term corporate performance and stock price;
o     Composition of the board and key board committees;
o     Whether a retired CEO sits on the Board;
o     Number of other public company boards seats held;
o     Corporate governance provisions and takeover activity;
o     Board decisions regarding executive pay;
o     Director compensation;
o     Interlocking directorships; and
o     Conflicts of Interest

INDEPENDENT CHAIR (SEPARATE CEO/CHAIR)
Generally vote FOR shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.

PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS
Generally vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

3. PROXY CONTESTS:
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following:

o     Management's track record;
o     Background to the proxy contest;
o     Qualifications of Director nominees;
o Strategic plan of dissident slate and quality of critique against management;
o     Likelihood that the proposed goals and objectives can be achieved; and
o     Stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES:

ADVANCED NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.

POISON PILLS
Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.

Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

5. MERGERS AND CORPORATE RESTRUCTURINGS:

Overall Approach - Vote CASE-BY-CASE
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:

o     Valuation;
o     Market reaction;
o     Strategic rationale;

o     Negotiations and process
o     Conflicts of Interest; and
o     Governance

6. STATE OF INCORPORATION:
REINCORPORATION PROPOSALS

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis.

7. CAPITAL STRUCTURE:
COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

PREFERRED STOCK
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance.

8. EXECUTIVE AND DIRECTOR COMPENSATION:

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans.

POOR PRACTICES PAY
Generally vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, is the company has poor compensation practices.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation.

EMPLOYEE STOCK PURCHASE PLANS
Vote CASE-BY-CASE on non-qualified employee stock purchase plans.

OPTION EXCHANGE PROGRAMS/RE-PRICING OPTIONS
Vote CASE-BY-CASE on management proposals seeking approval to exchange/re-price options.

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES:
Overall Approach - Vote CASE-BY-CASE on social and environmental shareholder proposals.

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY PROXY VOTING POLICY

I.    POLICY

      The London Company of Virginia (the "Adviser") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

      When voting proxies, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.   PURPOSE

      The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

      The Advisor is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. "Guidelines" below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines. The Adviser will vote the recommendation of Institutional Shareholder Services (ISS) on all proxy votes, unless otherwise directed by the Portfolio Managers.

      A.    CONFLICTS OF INTEREST

            Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

            1. VOTE IN ACCORDANCE WITH THE GUIDELINES. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. OBTAIN CONSENT OF CLIENTS. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

            3. CLIENT DIRECTIVE TO USE AN INDEPENDENT THIRD PARTY. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

            The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by the Adviser will be addressed as described above in this Section III.A.

      B.    LIMITATIONS

            In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

            1. CLIENT MAINTAINS PROXY VOTING AUTHORITY: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

            2. TERMINATED ACCOUNT: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

            3. LIMITED VALUE: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account.

            4. SECURITIES LENDING PROGRAMS: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

            5. UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV.   RECORDKEEPING

      In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

      The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.    GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

      A.    OPPOSE

            The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

            1. Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

                  a.    Proposals to stagger board members' terms;

                  b. Proposals to limit the ability of shareholders to call special meetings;

                  c.    Proposals to require super majority votes;

                  d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

                  e.    Proposals regarding "fair price" provisions;

                  f.    Proposals regarding "poison pill" provisions; and

                  g.    Permitting "green mail".

            2.    Providing cumulative voting rights.

      B.    APPROVE

            Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

            1. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

            2.    Date and place of annual meeting.

            3. Limitation on charitable contributions or fees paid to lawyers.

            4. Ratification of directors' actions on routine matters since previous annual meeting.

            5.    Confidential voting.

                  Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues.

                  The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

            6.    Limiting directors' liability

            7.    Eliminate preemptive right

                  Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

                  The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

            8.    Employee Stock Purchase Plan

            9.    Establish 401(k) Plan

      C.    CASE-BY-CASE

            The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the fund. These matters include:

            1.    Pay directors solely in stocks

            2.    Eliminate director mandatory retirement policy

            3.    Rotate annual meeting location/date

            4.    Option and stock grants to management and directors

            5. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

DEPRINCE, RACE & ZOLLO, INC.
PROXY VOTING POLICY

I. INTRODUCTION

Rule 206(4)-6 (the "Rule") under the Investment Advisers Act of 1940 ("Advisers Act") requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. ("DRZ") votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. In accordance with a pre-determined policy that is disclosed in the clients' agreements, proxies are typically voted by an independent third party, the Proxy Administrator. DePrince, Race & Zollo, Inc. has retained RiskMetrics Group as its third-party Proxy Administrator. Any questions about this document should be directed to our CCO or ACO.

II. REGULATORY BACKGROUND

(A) THE NEED TO IMPLEMENT A PROXY VOTING POLICY AND PROCEDURES

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule. In particular, the rule applies when the advisory contract is silent but the adviser's voting authority is implied by an overall delegation of discretionary authority.

(B) VOTING CLIENT PROXIES

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies. However, the scope of an adviser's responsibilities with respect to voting proxies would ordinarily be determined by the adviser's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The rule does not necessitate an adviser to become a "shareholder activist," but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser's fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client's best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C) IMPLEMENTING POLICIES AND PROCEDURES TO RESOLVE CONFLICTS OF INTEREST

A challenging aspect to Rule 206(4)-6 has been an adviser's identification of material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients' proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest. An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D) DISCLOSURE REQUIREMENTS

o An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

o A concise summation of the proxy voting process, rather than a reiteration of the adviser's proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E) RECORDKEEPING REQUIREMENTS

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

- Proxy Voting Policies and Procedures;
- Proxy Statements Received Regarding Client Securities;
- Records of Votes Cast on Behalf of Clients;
- Records of Client Requests for Proxy Voting Information; and
- Any Documents Prepared by the Adviser that were Material to Making a Decision how to
- Vote, or that Memorialized the Basis for the Decision.

III. RISKS

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

o DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.
o     Proxies are not voted in clients' best interests.
o     Proxies are not identified and voted in a timely manner.
o Conflicts between DRZ's interests and the client are not identified; therefore, proxies are not voted appropriately.
o Proxy voting records and client requests to review proxy votes are not maintained.

DRZ has established the following guidelines as an attempt to mitigate these risks.

IV. POLICY

It is the policy of DRZ to vote client proxies in the interest of maximizing shareholder value. To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent.

V. PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1. DRZ shall maintain a list of all clients for which it votes proxies. The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, DRZ's Operations Department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

2. DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that the Proxy Administrator should receive this documentation.

The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

These intermediaries will be informed to direct all proxy materials to our designated Proxy Administrator.

3. The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. The Compliance Department of DRZ shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

4. The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client's proxy in accordance with the client's written instructions.

Proxies for client's who have selected a third party to vote, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the former client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that the proxies should be forwarded to the last known address of the former client.

The statement should further indicate that future proxies for the named former client should not be delivered to DRZ or to the Proxy Administrator, but directly to the former client.

5. The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZ's guidelines.

6. DRZ shall compare the cost of voting the proxy to the benefit to the client. In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits) in accordance with the Recordkeeping policy. The Proxy Administrator will then be notified accordingly.

7. The Proxy Administrator and/or the CCO or ACO will reasonably try to assess any material conflicts between DRZ's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

8. So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above. DRZ may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file in accordance with the Recordkeeping policy.

9. If the Proxy Administrator, the CCO or the ACO (the "Compliance Officer") detects a conflict of interest, the following process will be followed:

a. The Proxy Administrator, if the identifying party of the conflict will, as soon as reasonably practicable, contact the Compliance Officer of DRZ.

b. The Compliance Officer and a member of the DRZ Proxy Voting Committee (the "Committee") will determine the appropriate method of resolution considering the nature of the conflict of interest, the proxy voting deadline, the number of clients involved and other material information related to the matter.

c. The Compliance Officer and appropriate investment personnel will either (i) with the assistance of the appropriate investment personnel, contact the client(s) directly for discussion of the matter and determine if the clients desire to vote the proxy directly or provide its vote to DRZ to vote on their behalf, or (ii) will convene the Committee.

d. If the Compliance Officer elects to contact the clients directly and the clients desire to vote the proxy or provide DRZ with their vote, the Compliance Officer and the Proxy Administrator will provide the clients with the proxy and related information to enable the clients to make an informed decision.

e. Alternatively, if the Compliance Officer concludes the matter should go before the Committee, he will immediately convene the Committee. Members of the Committee include the persons listed on Attachment A, none of which directly reports to another member of the Committee. The Compliance Officer will serve as chairperson.

f. The Compliance Officer, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

g. The Compliance Officer will identify for the Committee the issuer and proposal to be considered. The Compliance Officer will also identify the conflict of interest that has been detected. The Compliance Officer will also identify the vote that he believes is in the interest of shareholder value and the reasons why.

h. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

o Whether adoption of the proposal would have a positive or negative impact on the issuer's short term or long-term value.

o Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

o     Whether the proposal itself is well framed and reasonable.

o Whether implementation of the proposal would achieve the objectives sought in the proposal.

o Whether the issues presented would best be handled through government or issuerspecific action.

i. Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether DRZ will vote for or against the proposal. Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although "abstain" votes are permitted. The Secretary will record each member's vote and the rationale for his decision.

f. After each member of the Committee has announced his vote, the Secretary will tally the votes. The tally will result in one of the following two outcomes:

o If all members of the committee have voted in the same direction on the proposal, all of DRZ's proxies for that proposal will be voted in such direction. The Secretary will document the unanimous vote and all minutes will be maintained in the permanent file in accordance with the Recordkeeping policy.

o If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal. The proxy voting service's or consultant's determination will be binding on DRZ.

10. The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

11. All proxy votes will be recorded on the attached DRZ Proxy Voting Record or in another suitable place. In either case, the following information will be maintained:

1. The name of the issuer of the portfolio security;

2. The exchange ticker symbol of the portfolio security;

3. The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

4. The shareholder meeting date;

5. The number of shares DRZ is voting on firm-wide;

6. A brief identification of the matter voted on;

7. Whether the matter was proposed by the issuer or by a security holder;

8. Whether or not DRZ cast its vote on the matter;

9. How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10. Whether DRZ cast its vote with or against management; and

11. Whether any client requested an alternative vote of its proxy.

In the event that DRZ votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients) in the permanent file in accordance with the Recordkeeping policy.

VI. CONFLICTS OF INTEREST

The following is a non-exhaustive list of potential conflicts. DRZ continually monitors these potential conflicts to determine if they exist:

o CONFLICT: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ's client portfolios. For example, DRZ may be retained to manage XYZ's pension fund. XYZ is a public company and DRZ client accounts hold shares of XYZ. This type of relationship may influence DRZ to vote with management on proxies to gain favor with management. Such favor may influence XYZ's decision to continue its advisory relationship with DRZ.

o CONFLICT: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

o CONFLICT: DRZ's employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ's client portfolios. The spouse could attempt to influence DRZ to vote in favor of management.

o CONFLICT: DRZ or an employee(s) personally owns a significant number of an issuer's securities that are also held in DRZ's client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

o CONFLICT: DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

RESOLUTION: Upon the detection of a material conflict of interest, the procedure described under Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

We realize that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ's ability to vote proxies in an objective manner.

In addition, the Compliance Officer will report any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy. The Compliance Officer should report the attempt to DRZ's Board of Directors or outside counsel.

VI. RECONCILIATION

Because DRZ manages institutional clients, large investment positions may be held at a number of different custodians at any given time making it unfeasible for DRZ to reconcile client proxies each time a vote occurs. Therefore, DRZ shall follow these procedures for reconciling proxies:

o On a case-by-case basis, DRZ shall make the determination of whether it deems a proxy to be material. Among other things, DRZ may take the following factors into consideration when making this determination: the nature of the vote and the number of shares held in client accounts versus the total shares outstanding.

o If deemed to be material, DRZ will check to see if the proxy is for a security for which it files a Form 13G.

o If the proxy is deemed to be material and is for a security for which it files a Form 13G, DRZ shall then take steps to reconcile the number of proxies to the number of shares held in client accounts.

The Compliance Officer shall maintain documentation of this reconciliation process. In the event that the proxies are unable to reconcile to the number of shares, the Compliance Officer shall document the reason (i.e. client opted to participate in a securities lending program and therefore does not get to vote proxies for any securities out on loan) and resolution taken, if any.

VIII. RECORDKEEPING

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

o Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer. All written requests must be retained in the permanent file in accordance with the Recordkeeping policy.

o The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.).

o DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client's prescribed format. In the event that DRZ cannot, and in order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the COMPLETE proxy voting record of DRZ for the period requested.

Should the COMPLETE proxy voting record by distributed to a client(s), it will contain the following legend: "This report contains the full proxy voting record of DRZ. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise)."

o Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client's written (including e-mail) or oral request. The written response should be attached and maintained with the client's written request, if applicable and maintained in the permanent file in accordance with the Recordkeeping policy.

o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

o     This Proxy Voting Policy and Procedures

o "Concise" Proxy Policy and Procedure separate disclosure document offered to clients annually.

Proxy statements received regarding client securities:

o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: DRZ is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:

o     DRZ Proxy Voting Record.

o Documents prepared or created by DRZ that were material to making a decision how to vote, or that memorialized the basis for the decision. This includes Committee Minutes.

o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc, that were material in the basis for the decision.

IX. DISCLOSURE

o DRZ will ensure that Item 1D of Form ADV, Part II is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

X. PROXY SOLICITATION

As a matter of practice, it is DRZ's policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. DRZ will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

XI. CLASS ACTIONS

If "Class Action" documents are received by DRZ on behalf of its Funds, DRZ will ensure that the Funds either participate in, or opt out of, any class action settlements received. DRZ will determine if it is in the best interest of the Funds to recover monies from a class action. The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices. In the event DRZ opts out of a class action settlement, DRZ will maintain documentation of any cost/benefit analysis to support its decision.

If "Class Action" documents are received by DRZ for a private client, i.e. separate managed account, DRZ will gather any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that DRZ is not qualified to make for the client. Therefore DRZ will not file "Class Actions" on behalf of any client.

"Class Action" documents received after the termination date of a client relationship will be delivered to the last known address of the client or to the intermediary who distributed the documents with a written or oral statement indicating that the advisory relationship has been terminated and that the documents should be forwarded to the last known address of the client. The statement will further indicate that future documents for the named client should not be delivered to DRZ, but directly to the client.

ATTACHMENT A

DEPRINCE, RACE & ZOLLO, INC.
LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a list, as of July 1, 2003, of the members of DRZ's proxy voting committee:

Member 1: John D. Race
Member 2: Gregory M. DePrince
Member 3: Victor A. Zollo, Jr.







                                                           TSF-56-TFGT-SAI-1104A